UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Item 1 —     Reports to Stockholders —

The Report to Shareholders is attached herewith.

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Global Income Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. The Fund’s current monthly distribution is set at a rate of $0.07 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

The distributions for the fiscal year ended October 31, 2019 consisted of 43% net investment income and 57% return of capital.

In January 2020, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2019 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

On September 5, 2019, the Board approved the termination of the Dividend Reinvestment and Direct Stock Purchase Plan sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent, effective April 30, 2020. See Dividend Reinvestment and Optional Cash Purchase Plan on Page 49 for further information.

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report, which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”), for the fiscal year ended October 31, 2019. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Total Investment Return

For the fiscal year ended October 31, 2019, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

NAV*	8.7%
Market Price*	13.5%

*  assuming the reinvestment of dividends and distributions

The Fund’s NAV total return is based on the reported NAV on each financial reporting period end which could differ from the NAV disclosed within the financial statements. For more information on Fund performance, please see page 4 of Report of the Investment Manager.

NAV, Market Price and Premium

The below table represents comparison from current fiscal year end to prior fiscal year end of Market Price to NAV and associated Premium.

	NAV	Closing Market Price	Premium
10/31/2019	$7.83	$8.41	7.4%
10/31/2018	$7.99	$8.22	2.9%

Throughout the fiscal year ended October 31, 2019, the Fund’s NAV was within a range of $7.71 to $8.11 and the Fund’s market price traded within a range $6.82 to $8.62. Throughout the fiscal year ended October 31, 2019, the Fund’s shares traded within a range of a discount/premium of -12.56% to 8.01%.

Portfolio Management

The Fund is managed by Aberdeen’s Asia-Pacific fixed income team. The Asia-Pacific fixed income team works in a collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.

Effective February 28, 2019, Paul Lukaszewski replaced Nicholas Bishop and effective March 6, 2019 Erlend Lochen replaced Steven Logan as part of the team having the most significant responsibility for the day-to-day management of the Fund’s portfolio. The team also includes Kenneth Akintewe, Lin-Jing Leong and Adam McCabe. Mr. Lukaszewski is Head of Corporate Debt on the Asian Fixed Income team. He joined Aberdeen Standard Investments (Asia) Limited in 2014. Mr. Lochen is Head of North American Fixed Income and Global High Yield at Aberdeen Standard Investments. He joined Aberdeen Standard Investments in 2001.

Managed Distribution Policy

Distributions to common shareholders for the twelve months ended October 31, 2019 totaled $0.84 per share. Based on the market price of $8.41 on October 31, 2019, the distribution rate over the twelve-month period ended October 31, 2019 was 10.0%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On November 11, 2019 and December 10, 2019, the Fund announced that it will pay on November 29, 2019 and January 10, 2020, respectively, a distribution of U.S. $0.07 per share to all shareholders of record as of November 21, 2019 and December 31, 2019, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the fiscal year ended October 31, 2019 and fiscal year ended October 31, 2018, the Fund did not repurchase any shares.

Revolving Credit Facility

The Fund’s $40,000,000 revolving credit facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2017. The Fund’s outstanding balance as of October 31, 2018 was $28.6 million on the Revolving Credit Facility. On July 10, 2019, the Fund drew down an additional $700,000. The Fund’s outstanding balance as of October 31, 2019 was $29.3 million. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage.

Aberdeen Global Income Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) quarterly. The Fund’s full portfolio holdings as of its first and third fiscal quarters (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter on www.sec.gov. This information is also available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure date which is now expected to be January 31, 2020 (the “Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws may continue to apply for an additional transitional period following Exit Day, depending on whether a deal is struck between the UK and the EU and, if so, what that deal is. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions as to how cross-border financial services will work post-Exit Day, and the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the company that provides investment advisory services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption on the Fund and to the services they provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite these preparations.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfco.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos, information and important Fund documents. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contactus/preferences

2	Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Contact Us:

•   Visit: aberdeenstandard.com/en-us/cefinvestorcenter

•   Email: Investor.Relations@aberdeenstandard.com; or

•   Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Global Income Fund, Inc.	3

Report of the Investment Manager (unaudited)

Market/Economic Review

Asia-Pacific region bond prices posted gains during the 12-month period ended October 31, 2019. The most significant drivers of market sentiment were the shifts in the monetary-policy stance of major global central banks and the U.S.-China trade dispute. At the beginning of the reporting period, global financial markets declined as a hawkish U.S. Federal Reserve (Fed), higher U.S. Treasury yields and a firm U.S. dollar triggered a broad-based retreat in emerging-market debt and currencies. Growing trade tensions subsequently dampened consumer spending and investment, which led to a global slowdown and weighed on investor sentiment. Additionally, most developed-market yield curves inverted,1 while the global stock of negative-yielding debt ballooned to over US$17 trillion. Consequently, the Fed relented with its first interest-rate cut in over a decade. Ten-year U.S.-Treasury yields fell from 3.15% to 1.69% over the 12-month period. The European Central Bank (ECB) also slashed interest rates on deposits, pushing them deeper into negative territory, and restarted its quantitative easing program. Asia was not far behind, as China lowered its capital reserve ratio requirement for banks to facilitate liquidity and loosened restrictions on local governments, while all other Asian countries eased monetary policy. By the end of the reporting period, investors’ risk appetite increased, driven by optimism over perceived progress in U.S.-China trade negotiations. Further easing investors’ worries was the possibility that a no-deal Brexit was averted.

Amid the generally cautious tone in the global markets, Asian local-currency government bonds were the preferred asset class as the hunt for yield and stable returns supported demand. Notably, on a total-return basis, the more domestic-oriented Southeast Asian economies and India outperformed the remainder of the Asia-Pacific region. In advanced Asian economies, the performance of local-currency government bonds mirrored that of comparable-duration2 U.S. Treasuries amid benign inflation data and interest-rate cuts. Bond yields in Australia fell on the back of weak economic data and trade tensions. Similarly, Singapore bond yields declined after the government reduced its inflation forecasts and data showed continued moderation in economic activity.

Total returns for Asian U.S.-dollar credit were robust during the 12-month period. With Asian credit yields at five-year highs, investors returned to the market, sparking a tightening in credit spreads. Chinese high-yield bonds, particularly those of Chinese property developers, were the primary beneficiaries of investors’ search for yield. This conducive environment boosted the primary pipeline, with new issues significantly oversubscribed, with issuers rushing to lock in lower borrowing costs. The U.S. Treasury yield curve also inverted during the period. The decline in U.S. Treasury yields (and concurrent rise in prices) helped drive positive returns over the latter half of 2019, as spreads remain range-bound. Long-duration bonds, such as those issued by sovereign and quasi-sovereign entities, were strong performers over the reporting period.

Asian currencies also reacted to the ongoing U.S.-China trade negotiations. As expected, the more export-dependent North Asian currencies and the Australian dollar fell against the U.S. dollar over the reporting period, with the Korean won retreating by 2%. Conversely, the Indian rupee and Southeast Asian currencies strengthened versus the U.S. dollar given their relatively more domestic demand-driven economies.

Total returns for bonds in emerging markets outside of Asia were positive for similar reasons. In Brazil, investors cheered Jair Bolsonaro’s victory in the presidential election in late October 2018, and subsequently, in October 2019, Congress passed the landmark pension reform bill, a key objective of the government and a major step in fiscal consolidation. The slowdown in economic activity and low inflation enabled Brazil’s central bank to cut its benchmark Selic rate three times beginning in July 2019, to a record low of 5%. Turkey’s debt also advanced during the second half of the reporting period due to improving economic data and central bank rate cuts of 750 basis points (7.50%) amid benign inflation data. Conversely, the negative performance in Argentina was driven by adverse currency movements and President Mauricio Macri’s defeat in the general election towards the end of the reporting period in October 2019. The Argentine peso fell by nearly 40% over the period. Furthermore, the newly appointed Minister of Treasury, Hernan Lacunza, extended the maturities of about US$100 billion in Argentine government debt. The government also requested debt relief on US$44 billion in International Monetary Fund loan repayments. This sent asset prices plummeting. Elsewhere, emerging-market currencies outside of Asia weakened against the U.S. dollar in the latter part of the reporting period. Additionally, the Turkish lira and the Brazilian real depreciated by 3.7% and 7.4%, respectively, against the U.S. dollar over the period.

The global high-yield market rose amid volatility during the period. In 2018, spreads widened due to mixed economic data in the U.S., UK and Europe, rising in U.S. interest rates, declining oil prices, and U.S.-China trade tensions, leading to a notable outflow from the asset class. Entering 2019, the markets recovered on dovish monetary policy shifts by major global central banks. These accommodative actions

1   An inverted yield curve occurs in an interest-rate environment in which long-term debt instruments have a lower yield than short-term debt instruments of the same credit quality.

2   Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

4	Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

supported risk assets despite several macroeconomic concerns and new issuance remained healthy. Consequently, higher-quality debt outperformed lower-quality credit. Within the U.S. high-yield sector, the spreads between BB and CCC rated bonds were at multi-decade high levels. Energy sector bonds continued to languish, suffering from poor investor sentiment.

Performance Review

Aberdeen Global Income Fund returned 8.7% on a net asset value basis during the 12-month period ended October 31, 2019, versus the 11.9% return of its blended benchmark.3 The Fund’s underweight allocation to Australian and New Zealand bonds, along with an overweight position in emerging-market debt, contributed to relative performance. Conversely, strategies in the global high-income sector detracted from Fund performance for the reporting period.

The Fund’s holdings in Asian U.S.-dollar credit, which is not represented in its blended benchmark, were the strongest performers as they generated positive returns over the period. Notably, holdings in investment-grade4 industrials and high-yield bonds in the utility, media and telecommunications, and financial sectors performed well.

Additionally, our preference for Indian, Indonesian and Philippine local-currency bonds had a positive impact on Fund performance due to both security selection and duration. The underweight allocations to Korean and Singaporean bonds weighed on Fund performance as the local markets posted gains over the reporting period.

In emerging markets outside of Asia, the Fund’s overweight position in Argentina detracted from performance for the reporting period due to adverse currency movements and President Mauricio Macri’s defeat in the general election in October 2019. The overweight exposure to Brazil and Turkey benefited Fund performance.

The Fund’s use of derivatives had an overall negative impact on performance for the period, detracting about 411 basis points to its return, primarily from the use of interest rates swaps used to hedge US interest rate risk associated with the Company’s leverage, during a period when US rates declined. The hedging of Australian dollar risk helped offset the negative impact.

The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. Over the 12-month period, the Fund issued total distributions of $0.84 per share.

Outlook

In our view, the outlook for Asia-Pacific bonds remains positive over the medium term amid monetary policy easing from major global central banks and the prospect of a trade truce between the U.S. and China. While efforts to resolve the trade dispute have increased, we believe that any delay or reversal could dampen investor sentiment again. Global economic growth continues to soften. In Asia, the prolonged trade war has already eroded consumer and corporate confidence and weakened private investments. In line with their developed-market counterparts, most Asian central banks already have reduced their respective benchmark interest rates. Given low inflation levels and governments maintaining fiscal prudence, we think that there is still room for further monetary policy easing. Consequently, investors appear to have greater conviction in allocating assets to Asia-Pacific bond markets. Additionally, most countries are already on a fiscal consolidation path and have built up healthy foreign exchange reserves. In our opinion, Asia-Pacific region credit remains compelling compared to developed markets, and we believe that spreads will tighten further given increasing demand for fixed-income assets in Asia.

Similar to the Asia-Pacific region, we believe that the outlook for emerging markets outside of Asia is also attractive in light of easing monetary policy stances among global central banks. Several risks have diminished – Brazil passed a pension reform bill and, in our view, the pace of further changes seems promising. However, investors still are cautious due to the slowdown in the global economy. Benign inflation in both Brazil and Mexico provided their respective central banks with leeway to lower interest rates further. Moreover, in Mexico, we think that proposed plans for infrastructure projects could support economic growth. Nonetheless, mixed signals from the administration of President Andrés Manuel López Obrador have continued to weigh on investor sentiment. Finally, we believe that the market in Argentina may remain volatile as investors await more policy clarity from newly-elected Peronist President Alberto Fernandez.

3   The Fund’s blended benchmark comprises 10% ICE Bank of America Merrill Lynch (BofA ML) All Maturity Australia Government Index; 25% ICE BofA ML Global High Yield Constrained Index (hedged into U.S. dollars); 35% J.P. Morgan EMBI Global Diversified Index; 5% ICE BofA ML New Zealand Government Index; and 25% Markit iBoxx Asia Government Index. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

4   Companies whose bonds are rated as “investment-grade” usually have a lower chance of defaulting on their debt than those rated as “non-investment grade.” These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.

5   A currency forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.

Aberdeen Global Income Fund, Inc.	5

Report of the Investment Manager (unaudited) (continued)

We think that global high-yield bonds will remain supported as the demand for yields is likely to persist. We maintain a slight preference for the U.S. due to a relatively stronger economic backdrop, and we continue to favor developed-market credits over emerging-market debt.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund’s loan facility may be invested to seek to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of 3 years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede management of the Fund from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $50,000,000.

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain interest rate exposure and hedge interest rate risk. On July 19, 2019, the Fund initiated a swap agreement with a notional of $0.7 million maturing on July 23, 2029. As of October 31, 2019, the Fund held interest rate swap agreements with an aggregate notional amount of $29,300,000 which represented 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund either receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms or pays a floating rate of interest and receives a fixed rate of interest for the terms, and based upon the notional amounts set forth below:

Remaining	Receive/(Pay)
Term as of	Floating	Amount	Fixed Rate
October 31, 2019	Rate	(in $ millions)	Payable (%)
60 months	Receive	$12.1	2.44%
96 months	Receive	$16.5	2.36%
117 months	Receive	$0.7	1.97%

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility.

Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited)

6	Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

Risk Considerations

Past performance is not an indication of future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Aberdeen Global Income Fund, Inc.	7

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2019.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	8.7%	4.7%	2.3%	4.6%
Market Price	13.5%	10.3%	5.5%	5.3%

Aberdeen Standard Investments Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total investment return at NAV is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfco.com or by calling 800-522-5465.

The net operating expense ratio, excluding fee waivers, based on the fiscal year ended October 31, 2019 was 3.46%. The net operating expense ratio, net of fee waivers, based on the fiscal year ended October 31, 2019 was 3.45%. The net operating expense ratio, excluding interest expense and net of fee waivers, based on the fiscal year ended October 31, 2019 was 2.04%.

8	Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments(1)

As of October 31, 2019, 16.2% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by S&P Global Ratings’, Moody’s Investors Service, Inc. or Fitch Ratings, Inc. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2019 compared with April 30, 2019 and October 31, 2018:

	AAA/Aaa	AA/Aa	A	BBB/Baa	BB/Ba*	B*	C/CCC*	D*	NR**
Date	%	%	%	%	%	%	%	%	%
October 31, 2019	4.9	7.0	4.3	14.5	26.0	31.0	5	0.1	7.2
April 30, 2019	4.7	6.5	4.6	15.4	23.6	31.4	5.2	0.0	8.6
October 31, 2018	4.5	10.4	4.0	14.7	20.7	30.1	5.9	0.0	9.7

*              Below investment grade

**         Not Rated

(1)         For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either S&P Global Ratings’, Moody’s Investors Service, Inc. or Fitch Ratings, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2019, compared with April 30, 2019 and October 31, 2018:

		Investment Grade	Sub-Investment Grade
	Developed Markets	Developing Markets	Developing Markets
Date	%	%	%
October 31, 2019	45.8	22.5	31.7
April 30, 2019	47.8	21.6	30.6
October 31, 2018	54.2	17.0	28.8

Currency Composition

The table below shows the currency composition, including hedges, of the Fund’s total investments as of October 31, 2019, compared with April 30, 2019 and October 31, 2018:

		Investment Grade	Sub-Investment Grade
	Developed Markets	Developing Markets	Developing Markets
Date	%	%	%
October 31, 2019	85.3	10.3	4.4
April 30, 2019	86.9	8.2	4.9
October 31, 2018	84.3	8.4	7.3

Aberdeen Global Income Fund, Inc.	9

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of October 31, 2019, the average maturity of the Fund’s total investments was 10.0 years, compared with 9.4 years at April 30, 2019 and 8.4 years at October 31, 2018. The following table shows the maturity composition of the Fund’s investments as of October 31, 2019, compared to April 30, 2019 and October 31, 2018:

	Under 3 Years	3 to 5 Years	5 to 10 Years	10 Years & Over
Date	%	%	%	%
October 31, 2019	13.6	18.8	45.9	21.7
April 30, 2019	13.6	22.3	45.9	18.2
October 31, 2018	17.8	25.7	41.4	15.1

Modified Duration

As of October 31, 2019 the modified duration* of the Fund was 5.51 years. This calculation excludes the interest rate swaps that are used to manage the leverage of the fund. Excluding swaps will increase portfolio duration.

*              Modified duration is a measure of the sensitivity of the price of a bond to the fluctuations in interest rates.

10	Aberdeen Global Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from October 31, 2019 and the previous six and twelve month periods.

		October 31, 2019	April 30, 2019	October 31, 2018
Australia	90 day Bank Bills	0.94%	1.56%	1.91%
	10 yr bond	0.82%	1.29%	2.17%
	currency USD per 1 AUD	$0.69	$0.70	$0.71
New Zealand	90 day Bank Bills	1.12%	1.82%	1.93%
	10 yr bond	1.31%	1.90%	2.54%
	currency USD per 1 NZD	$0.64	$0.67	$0.65
Malaysia	3-month T-Bills	3.05%	3.28%	3.28%
	10 yr bond	3.41%	3.79%	4.08%
	currency local per 1USD	RM4.18	RM4.13	RM4.18
India	3-month T-Bills	6.11%	6.11%	6.11%
	10 yr bond	6.68%	7.59%	7.85%
	currency local per 1USD	₹70.93	₹69.55	₹73.95
Indonesia	3 months deposit rate	5.95%	6.28%	6.25%
	10 yr bond	6.98%	7.80%	8.50%
	currency local per 1USD	Rp14,037.00	Rp14,250.00	Rp15,202.50
Russia	Zero Cpn 3m	5.97%	7.32%	7.40%
	10 yr bond	6.46%	8.13%	8.60%
	currency local per 1USD	₽64.07	₽64.58	₽65.74
Yankee Bonds	Mexico	3.27%	4.11%	4.83%
	Indonesia	2.87%	3.65%	4.88%
	Argentina	25.56%	12.56%	9.77%
	Romania	2.32%	3.36%	4.41%

Aberdeen Global Income Fund, Inc.	11

Portfolio of Investments

As of October 31, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS—68.7%
AUSTRALIA—0.8%
USD	200	Australia and New Zealand Banking Group Ltd., (fixed rate to 06/15/2026, variable rate thereafter), 6.75%, 06/15/2026(a)(b)	$225,250
USD	113	Mineral Resources Ltd., 8.13%, 05/01/2022(b)(c)	118,932
USD	200	Virgin Australia Holdings Ltd., 8.13%, 05/15/2024(b)(c)	198,000
			542,182
BAHRAIN—0.4%
USD	260	Oil and Gas Holding Co. BSCC, 7.63%, 11/07/2024(b)	294,450
BARBADOS—0.3%
USD	210	Sagicor Finance 2015 Ltd., 8.88%, 12/02/2019(b)(c)	220,763
BRAZIL—3.1%
USD	220	CSN Resources SA, 7.63%, 02/13/2021(b)(c)	227,920
USD	440	GTL Trade Finance, Inc., 7.25%, 10/16/2043(b)(c)	540,650
BRL	166	OAS Restructuring BVI Ltd., 5.00%, 11/29/2019(c)(d)(e)(f)(g)(h)	–
USD	132	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/2020(b)(c)	131,351
USD	602	Petrobras Global Finance BV, 5.09%, 01/15/2030(b)	637,969
USD	482	Petrobras Global Finance BV, 6.90%, 03/19/2049	560,229
			2,098,119
CANADA—0.9%
USD	135	Bombardier, Inc., 7.50%, 03/15/2020(b)(c)	128,979
USD	33	Bombardier, Inc., 7.88%, 04/15/2022(b)(c)	31,103
USD	135	Clearwater Seafoods, Inc., 6.88%, 05/01/2020(b)(c)	138,712
GBP	100	Entertainment One Ltd., 4.63%, 07/15/2022(b)(c)	140,285
USD	125	Teck Resources Ltd., 6.25%, 01/15/2041(c)	139,298
			578,377
CHINA—4.0%
USD	200	China Aoyuan Group Ltd., 6.35%, 01/11/2020(b)	200,250
USD	200	China Evergrande Group, 8.25%, 03/23/2020(b)(c)	185,256
USD	200	Country Garden Holdings Co. Ltd., 8.00%, 09/27/2021(b)(c)	218,704
SGD	250	Eastern Air Overseas Hong Kong Co. Ltd., 2.80%, 11/16/2020(b)	183,520
USD	200	Industrial & Commercial Bank of China Ltd., (fixed rate to 12/10/2019, variable rate thereafter), 6.00%, 12/10/2019(a)(b)	200,561
USD	200	Logan Property Holdings Co. Ltd., 7.50%, 02/25/2021(b)(c)	209,626
USD	200	Scenery Journey Ltd., 13.75%, 11/06/2021(b)(c)	202,213
USD	265	Shimao Property Holdings Ltd., 5.60%, 07/15/2023(b)(c)	276,648
USD	200	Shimao Property Holdings Ltd., 6.13%, 02/21/2022(b)(c)	212,754
USD	200	Sunac China Holdings Ltd., 7.95%, 08/08/2020(b)(c)	204,264
USD	200	Tencent Holdings Ltd., 3.98%, 01/11/2029(b)(c)	215,244
USD	200	Yingde Gases Investment Ltd., 6.25%, 01/19/2021(b)(c)	206,279
USD	200	Zhenro Properties Group Ltd., 9.15%, 03/08/2021(b)(c)	203,298
			2,718,617
COLOMBIA—0.6%
USD	121	Banco GNB Sudameris SA, (fixed rate to 04/03/2022, variable rate thereafter), 6.50%, 04/03/2022(b)(c)	127,716
USD	275	Bancolombia SA, (fixed rate to 10/18/2022, variable rate thereafter), 4.88%, 10/18/2022(c)	282,909
			410,625

12	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
CONGO—0.3%
USD	210	HTA Group Ltd., 9.13%, 11/11/2019(b)(c)	$218,434
DENMARK—0.3%
USD	200	DKT Finance ApS, 9.38%, 06/17/2020(b)(c)	213,300
ECUADOR—0.3%
USD	200	International Airport Finance SA, 12.00%, 03/15/2024(b)(c)(f)	215,700
FRANCE—0.4%
EUR	100	Altice France SA, 5.88%, 02/01/2022(b)(c)	122,955
EUR	100	Casino Guichard Perrachon SA, 4.56%, 01/25/2023(b)	103,406
EUR	100	La Financiere Atalian SASU, 4.00%, 05/15/2020(b)(c)	74,145
			300,506
GEORGIA—0.7%
USD	200	Bank of Georgia JSC, 6.00%, 07/26/2023(b)	206,580
USD	250	Georgian Oil and Gas Corp. JSC, 6.75%, 04/26/2021(b)	258,715
			465,295
GERMANY—0.8%
SGD	200	Deutsche Bank AG, 4.10%, 02/14/2021	148,633
EUR	250	PrestigeBidCo GmbH, 6.25%, 12/15/2019(b)(c)	288,528
EUR	100	Tele Columbus AG, 3.88%, 05/02/2021(b)(c)	108,499
			545,660
GUATEMALA—0.6%
USD	420	Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 12/02/2019(b)(c)	432,600
HONDURAS—0.3%
USD	220	Inversiones Atlantida SA, 8.25%, 07/28/2020(b)(c)	231,550
INDIA—4.2%
USD	420	Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energy Pvt Ltd., 6.25%, 12/10/2024(b)	445,217
INR	50,000	Adani Transmission Ltd., 10.25%, 04/15/2021	729,447
USD	200	Azure Power Solar Energy Pvt Ltd., 5.65%, 09/24/2022(b)(c)	200,800
USD	200	GMR Hyderabad International Airport Ltd., 5.38%, 04/10/2024(b)	206,583
INR	50,000	Indiabulls Housing Finance Ltd., 9.00%, 09/26/2026	681,315
USD	230	Muthoot Finance Ltd., 6.13%, 10/31/2022(b)	233,220
USD	200	Neerg Energy Ltd., 6.00%, 02/13/2020(b)(c)	197,298
USD	200	Yes Bank Ifsc Banking Unit Branch, 3.75%, 02/06/2023(b)	181,112
			2,874,992
INDONESIA—2.8%
USD	200	Medco Oak Tree Pte Ltd., 7.38%, 05/14/2023(b)(c)	203,609
USD	200	Medco Platinum Road Pte Ltd., 6.75%, 01/30/2022(b)(c)	201,779
USD	600	Pertamina Persero PT, 4.30%, 05/20/2023(b)	631,770
USD	400	Perusahaan Listrik Negara PT, 5.25%, 10/24/2042(b)	441,500
USD	200	Sri Rejeki Isman Tbk PT, 7.25%, 10/16/2022(b)(c)	203,498
USD	200	TBG Global Pte Ltd., 5.25%, 02/10/2020(b)(c)	202,850
			1,885,006

Aberdeen Global Income Fund, Inc.	13

Portfolio of Investments (continued)

As of October 31, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
ITALY—0.4%
USD	235	Telecom Italia Capital SA, 6.00%, 09/30/2034	$250,863
JAMAICA—0.1%
USD	149	Digicel Group One Ltd., 8.25%, 12/30/2020(b)(c)	88,280
KAZAKHSTAN—1.4%
USD	640	KazMunayGas National Co. JSC, 4.75%, 04/19/2027(b)	698,214
USD	216	Tengizchevroil Finance Co. International Ltd., 4.00%, 08/15/2026(b)(f)	226,397
			924,611
LUXEMBOURG—2.5%
USD	425	Altice Financing SA, 7.50%, 05/15/2021(b)(c)	451,563
EUR	100	Altice Luxembourg SA, 8.00%, 05/15/2022(b)(c)	122,279
USD	200	Altice Luxembourg SA, 10.50%, 05/15/2022(b)(c)	226,250
EUR	340	ARD Finance SA, 6.63%, 11/11/2019(c)(e)	392,493
EUR	120	INEOS Group Holdings SA, 5.38%, 11/11/2019(b)(c)	136,764
EUR	110	Kleopatra Holdings 1 SCA, 9.25%, 12/02/2019(b)(c)(e)	60,798
EUR	100	LHMC Finco 2 Sarl, 7.25%, 04/02/2021(b)(c)(e)	111,948
EUR	200	Matterhorn Telecom SA, 3.13%, 09/15/2022(b)(c)	223,618
			1,725,713
MALAYSIA—0.5%
MYR	500	Cagamas Bhd, 4.45%, 11/25/2020	121,050
USD	200	Press Metal Labuan Ltd., 4.80%, 10/30/2020(b)(c)	194,193
			315,243
MEXICO—2.1%
USD	470	BBVA Bancomer SA, (fixed rate to 01/17/2028, variable rate thereafter), 5.13%, 01/17/2028(b)(c)	457,667
USD	530	Petroleos Mexicanos, 7.69%, 07/23/2049(b)(c)	575,919
USD	210	Sixsigma Networks Mexico SA de CV, 7.50%, 05/02/2021(b)(c)	210,000
USD	224	Unifin Financiera SAB de CV, (fixed rate to 01/29/2025, variable rate thereafter), 8.88%, 01/29/2025(a)(b)	202,723
			1,446,309
MONGOLIA—0.6%
USD	200	Mongolian Mining Corp/Energy Resources LLC, 9.25%, 04/15/2021(b)(c)	187,196
USD	200	Trade & Development Bank of Mongolia LLC, 9.38%, 05/19/2020(b)(i)	205,000
			392,196
NETHERLANDS—1.9%
USD	160	Cimpress NV, 7.00%, 06/15/2021(b)(c)	168,800
EUR	100	InterXion Holding, 4.75%, 06/15/2021(b)(c)	121,273
EUR	139	Lincoln Financing SARL, 3.63%, 10/01/2020(b)(c)	158,015
EUR	100	Lincoln Financing SARL, 3.88%, 04/01/2020(b)(c)(j)	111,206
EUR	100	OCI NV, 3.13%, 11/01/2021(b)(c)	113,761
EUR	170	UPCB Finance VII Ltd., 3.63%, 06/15/2022(b)(c)	199,479
USD	410	Ziggo BV, 5.50%, 01/15/2022(b)(c)	432,550
			1,305,084
NIGERIA—1.4%
USD	230	IHS Netherlands Holdco BV, 8.00%, 09/18/2022(b)(c)	240,396
USD	220	SEPLAT Petroleum Development Co. PLC, 9.25%, 04/01/2020(b)(c)	231,044
USD	420	United Bank for Africa PLC, 7.75%, 06/08/2022(b)	444,452
			915,892

14	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
OMAN—0.4%
USD	230	Oztel Holdings SPC Ltd., 6.63%, 04/24/2028(b)	$236,831
RUSSIA—1.6%
USD	301	Evraz PLC, 5.38%, 03/20/2023(b)	321,224
USD	230	Gazprom OAO Via Gaz Capital SA, 4.95%, 03/23/2027(b)	248,629
USD	300	Gazprom OAO Via Gaz Capital SA, 6.00%, 01/23/2021(b)	312,750
USD	200	GTH Finance BV, 7.25%, 01/26/2023(b)(c)	223,345
			1,105,948
SAUDI ARABIA—0.3%
USD	200	Saudi Arabian Oil Co., 4.25%, 04/16/2039(b)	214,378
SINGAPORE—0.6%
USD	200	DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable rate thereafter), 4.52%, 12/11/2023(b)(c)	212,242
USD	200	Parkway Pantai Ltd., (fixed rate to 07/27/2022, variable rate thereafter), 4.25%, 07/27/2022(a)(b)	199,350
			411,592
SOUTH AFRICA—0.3%
USD	210	Liquid Telecommunications Financing PLC, 8.50%, 07/13/2020(b)(c)	209,076
SPAIN—0.3%
USD	200	Banco Bilbao Vizcaya Argentaria SA, Series 9 (fixed rate to 03/05/2025, variable rate thereafter), 6.50%, 03/05/2025(a)	206,256
SWEDEN—0.3%
EUR	100	Intrum AB, 3.00%, 09/15/2022(b)(c)	107,905
EUR	100	Intrum AB, 3.50%, 07/15/2022(b)(c)	111,987
			219,892
SWITZERLAND—0.3%
USD	200	Credit Suisse Group AG, (fixed rate to 12/18/2024, variable rate thereafter), 6.25%, 12/18/2024(a)(b)	213,250
TURKEY—0.6%
USD	209	Turkiye Vakiflar Bankasi TAO, 6.00%, 11/01/2022(b)	201,162
USD	200	Yapi ve Kredi Bankasi AS, (fixed rate to 01/15/2024, variable rate thereafter), 13.88%, 01/15/2024(a)(b)	215,576
			416,738
UKRAINE—1.2%
USD	220	Metinvest BV, 8.50%, 01/23/2026(b)(c)	230,376
USD	243	MHP Lux SA, 6.95%, 04/03/2026(b)	250,577
USD	88	Ukreximbank Via Biz Finance PLC, 9.63%, 04/27/2022(b)(f)	91,000
UAH	6,000	Ukreximbank Via Biz Finance PLC, 16.50%, 03/02/2021(b)	237,120
			809,073
UNITED ARAB EMIRATES—0.3%
USD	200	MAF Global Securities Ltd., (fixed rate to 09/07/2022, variable rate thereafter), 5.50%, 09/07/2022(a)(b)	200,500
UNITED KINGDOM—3.9%
EUR	130	Corral Petroleum Holdings AB, 11.75%, 11/15/2019(b)(c)(e)	151,514
GBP	100	Lloyds Bank PLC, (fixed rate to 01/22/2029, variable rate thereafter), 13.00%, 01/22/2029(a)	233,860
GBP	300	Moto Finance PLC, 4.50%, 12/02/2019(b)(c)	382,776
GBP	185	Paragon Banking Group PLC (The), (fixed rate to 09/09/2021, variable rate thereafter), 7.25%, 09/09/2021(b)(c)	253,075
GBP	150	Phoenix Group Holdings, 6.63%, 12/18/2025	223,005

Aberdeen Global Income Fund, Inc.	15

Portfolio of Investments (continued)

As of October 31, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED KINGDOM (continued)
GBP	135	Pinnacle Bidco PLC, 6.38%, 02/15/2021(b)(c)	$186,020
GBP	200	RAC Bond Co. PLC, 5.00%, 11/29/2019(b)(c)	233,420
USD	200	Standard Chartered PLC, (fixed rate to 04/02/2023, variable rate thereafter), 7.75%, 04/02/2023(a)(b)	217,750
GBP	100	TalkTalk Telecom Group PLC, 5.38%, 12/02/2019(b)(c)	131,925
USD	245	Virgin Media Finance PLC, 5.75%, 01/15/2020(b)(c)	252,350
GBP	110	Virgin Money UK PLC, (fixed rate to 02/08/2021, variable rate thereafter), 5.00%, 02/08/2021(b)(c)	143,273
GBP	200	Virgin Money UK PLC, (fixed rate to 12/08/2022, variable rate thereafter), 8.00%, 12/08/2022(a)(b)	256,803
			2,665,771
UNITED STATES—26.6%
USD	229	ACI Worldwide, Inc., 5.75%, 08/15/2021(b)(c)	242,740
EUR	200	Adient Global Holdings Ltd., 3.50%, 05/15/2024(b)(c)	187,361
USD	26	Advanced Drainage Systems, Inc., 5.00%, 09/30/2022(b)(c)	26,585
USD	80	Ally Financial, Inc., 3.88%, 04/21/2024(c)	83,552
USD	74	Ally Financial, Inc., 5.13%, 09/30/2024	81,363
GBP	200	AMC Entertainment Holdings, Inc., 6.38%, 11/29/2019(c)	247,557
USD	38	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.75%, 07/15/2022(b)(c)	38,855
USD	105	Banff Merger Sub, Inc., 9.75%, 09/01/2021(b)(c)	97,781
USD	128	Bank of America Corp., (fixed rate to 09/05/2024, variable thereafter), 6.25%, 09/05/2024(a)	141,568
USD	99	Bausch Health Americas, Inc., 8.50%, 07/31/2022(b)(c)	111,098
USD	105	Bausch Health Cos, Inc., 7.00%, 03/15/2020(b)(c)	109,848
EUR	120	Bausch Health Cos. Inc., 4.50%, 11/29/2019(b)(c)	135,308
USD	30	Berry Global, Inc., 4.50%, 02/15/2021(b)(c)	30,188
USD	198	Berry Global, Inc., 4.88%, 07/15/2022(b)(c)	208,147
USD	240	Boyd Gaming Corp., 6.38%, 04/01/2021(c)	255,000
USD	122	Bruin E&P Partners LLC, 8.88%, 08/01/2020(b)(c)	80,520
USD	196	Builders FirstSource, Inc., 5.63%, 11/15/2019(b)(c)	203,840
USD	6	Builders FirstSource, Inc., 6.75%, 06/01/2022(b)(c)	6,510
USD	150	Calpine Corp., 5.25%, 06/01/2021(b)(c)	156,000
USD	53	CCO Holdings LLC / CCO Holdings Capital Corp., 5.38%, 06/01/2024(b)(c)	56,578
USD	380	CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 02/15/2021(b)(c)	401,280
USD	165	CDW LLC / CDW Finance Corp., 4.25%, 10/01/2022(c)	170,791
USD	109	Cedar Fair LP, 5.25%, 07/15/2024(b)(c)	116,903
USD	125	Century Communities, Inc., 5.88%, 07/15/2020(c)	130,000
USD	114	Century Communities, Inc., 6.75%, 06/01/2022(b)(c)	121,980
USD	100	CenturyLink, Inc., 5.63%, 04/01/2020	101,250
USD	292	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.75%, 03/01/2020(b)(c)	298,774
USD	374	Cheniere Corpus Christi Holdings LLC, 5.88%, 10/02/2024(c)	414,706
USD	90	Cheniere Energy Partners LP, 5.25%, 10/01/2020(c)	93,150
USD	105	Chesapeake Energy Corp., 8.00%, 01/15/2020(c)	69,300
USD	112	Clean Harbors, Inc., 4.88%, 07/15/2022(b)(c)	116,753
USD	16	Clean Harbors, Inc., 5.13%, 07/15/2024(b)(c)	17,040
USD	240	Cogent Communications Group, Inc., 5.38%, 12/01/2021(b)(c)	249,600
USD	40	Colfax Corp., 6.00%, 02/15/2021(b)(c)	42,400
USD	76	Colfax Corp., 6.38%, 02/15/2022(b)(c)	82,270
USD	167	CommScope, Inc., 6.00%, 03/01/2022(b)(c)	171,592
USD	39	CommScope, Inc., 8.25%, 03/01/2022(b)(c)	36,942
USD	195	Consolidated Communications, Inc., 6.50%, 12/02/2019(c)	175,987
USD	136	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.63%, 05/01/2022(b)(c)	136,853

16	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	18	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 04/01/2020(c)	$18,585
EUR	265	Crown European Holdings SA, 3.38%, 11/15/2024(b)(c)	325,110
USD	200	CSC Holdings LLC, 6.50%, 02/01/2024(b)(c)	223,375
USD	200	CSC Holdings LLC, 10.88%, 10/15/2020(b)(c)	225,692
USD	128	Cumulus Media New Holdings, Inc., 6.75%, 07/01/2022(b)(c)	135,680
USD	95	DaVita, Inc., 5.13%, 11/15/2019(c)	96,973
USD	240	Dell International LLC / EMC Corp., 5.30%, 07/01/2029(b)(c)	265,148
USD	50	Dell International LLC / EMC Corp., 5.88%, 11/15/2019(b)(c)	50,769
USD	55	Dell International LLC / EMC Corp., 6.02%, 03/15/2026(b)(c)	62,776
USD	135	Delta Air Lines, Inc., 3.75%, 07/28/2029(c)	134,442
USD	150	Delta Air Lines, Inc., 4.38%, 01/19/2028(c)	157,700
USD	107	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.38%, 08/15/2022(b)(c)	111,815
USD	118	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.63%, 08/15/2022(b)(c)	121,540
USD	245	Diamondback Energy, Inc., 5.38%, 05/31/2020(c)	256,025
USD	145	DISH DBS Corp., 5.00%, 03/15/2023	146,088
USD	180	DISH DBS Corp., 5.88%, 07/15/2022	188,246
USD	36	Encompass Health Corp., 4.50%, 02/01/2023(c)	36,810
USD	37	Encompass Health Corp., 4.75%, 02/01/2025(c)	38,156
USD	135	Encompass Health Corp., 5.13%, 12/02/2019(c)	137,700
EUR	100	Energizer Gamma Acquisition BV, 4.63%, 07/15/2021(b)(c)	117,596
USD	113	ESH Hospitality, Inc., 4.63%, 10/01/2022(b)(c)	113,294
USD	85	GCI LLC, 6.63%, 06/15/2021(b)(c)	92,119
USD	85	GCI LLC, 6.88%, 04/15/2020(c)	89,356
USD	142	General Motors Financial Co., Inc., (fixed rate to 09/30/2027, variable rate thereafter), 5.75%, 09/30/2027(a)	137,117
USD	90	GLP Capital LP / GLP Financing II, Inc., 5.38%, 08/01/2023(c)	97,758
USD	322	Goldman Sachs Group, Inc. (The), (fixed rate to 05/10/2020, variable rate thereafter), 5.38%, 05/10/2020(a)	326,692
USD	193	Graham Holdings Co., 5.75%, 06/01/2021(b)(c)	206,027
USD	125	Gray Television, Inc., 7.00%, 05/15/2022(b)(c)	136,719
USD	299	HCA, Inc., 5.88%, 08/15/2025(c)	336,375
USD	115	HCA, Inc., 7.50%, 02/15/2022	127,593
EUR	179	International Game Technology PLC, 3.50%, 06/15/2022(b)(c)	211,867
EUR	100	IQVIA, Inc., 2.25%, 07/15/2022(b)(c)	113,928
USD	140	Iron Mountain, Inc., 5.25%, 12/27/2022(b)(c)	147,000
USD	212	j2 Cloud Services LLC / j2 Global Co-Obligor, Inc., 6.00%, 07/15/2020(b)(c)	225,250
USD	180	JPMorgan Chase & Co., (fixed rate to 11/01/2022, variable rate thereafter), 4.63%, 11/01/2022(a)	178,650
USD	60	Lennar Corp., 4.50%, 01/31/2024(c)	63,450
USD	145	Lennar Corp., 4.75%, 05/29/2027(c)	156,600
USD	185	Lennar Corp., 4.88%, 09/15/2023(c)	197,950
USD	67	Live Nation Entertainment, Inc., 4.75%, 10/15/2022(b)(c)	69,854
USD	170	MDC Holdings, Inc., 6.00%, 10/15/2042(c)	177,012
USD	243	Meredith Corp., 6.88%, 02/01/2021(c)	250,467
USD	161	MGM Resorts International, 4.63%, 06/01/2026(c)	169,050
USD	77	Midcontinent Communications / Midcontinent Finance Corp., 5.38%, 08/15/2022(b)(c)	80,658
USD	190	Morgan Stanley, (fixed rate to 07/15/2020, variable rate thereafter), 5.55%, 07/15/2020(a)	192,375
USD	142	Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2021(b)(c)	95,850
USD	53	MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/2022(c)	55,783
USD	145	Navient Corp., 5.50%, 01/25/2023	150,619
USD	61	Navient Corp., 6.50%, 06/15/2022	65,270

Aberdeen Global Income Fund, Inc.	17

Portfolio of Investments (continued)

As of October 31, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	95	Netflix, Inc., 5.88%, 11/15/2028	$104,619
USD	145	Netflix, Inc., 6.38%, 05/15/2029(b)	162,762
USD	159	New Enterprise Stone & Lime Co., Inc., 10.13%, 12/02/2019(b)(c)	164,565
USD	31	Nine Energy Service, Inc., 8.75%, 11/01/2020(b)(c)	23,250
USD	165	Novelis Corp., 5.88%, 09/30/2021(b)(c)	173,266
USD	54	NRG Energy, Inc., 5.25%, 06/15/2024(b)(c)	57,915
USD	60	NRG Energy, Inc., 7.25%, 05/15/2021(c)	65,702
USD	68	Oasis Petroleum, Inc., 6.88%, 12/02/2019(c)	59,670
USD	182	Oasis Petroleum, Inc., 6.88%, 12/02/2019(c)	157,430
USD	140	OI European Group BV, 4.00%, 12/15/2022(b)(c)	139,300
USD	210	Parsley Energy LLC / Parsley Finance Corp., 5.63%, 10/15/2022(b)(c)	216,825
USD	96	Photo Holdings Merger Sub, Inc., 8.50%, 10/01/2022(b)(c)	84,492
USD	102	Post Holdings, Inc., 5.00%, 08/15/2021(b)(c)	106,090
USD	55	Post Holdings, Inc., 5.00%, 08/15/2021(b)(c)	57,206
USD	125	Qwest Capital Funding, Inc., 6.88%, 07/15/2028	118,125
USD	125	Qwest Capital Funding, Inc., 7.75%, 02/15/2031	120,938
USD	377	Sabine Pass Liquefaction LLC, 5.63%, 12/01/2024(c)	423,035
USD	24	Sirius XM Radio, Inc., 5.38%, 04/15/2020(b)(c)	24,960
USD	125	Sirius XM Radio, Inc., 5.50%, 07/01/2024(b)(c)	135,119
USD	150	Six Flags Entertainment Corp., 4.88%, 12/02/2019(b)(c)	154,875
USD	140	SM Energy Co., 6.75%, 09/15/2021(c)	120,050
USD	364	Sprint Corp., 7.88%, 09/15/2023	401,765
USD	170	Staples, Inc., 7.50%, 04/15/2022(b)(c)	176,834
USD	85	Staples, Inc., 10.75%, 04/15/2022(b)(c)	88,400
USD	120	State Street Corp., 3.12%, 12/02/2019(c)(j)	102,150
USD	105	Steel Dynamics, Inc., 5.00%, 12/15/2021(c)	111,846
USD	140	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2020(b)(c)	119,000
USD	260	T-Mobile USA, Inc., 6.50%, 01/15/2021(c)	278,226
USD	309	Tenet Healthcare Corp., 4.63%, 07/15/2020(c)	318,270
USD	65	Tenet Healthcare Corp., 6.25%, 02/01/2022(b)(c)	68,873
USD	55	TransDigm, Inc., 6.00%, 12/02/2019(c)	55,935
USD	114	USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 09/01/2022(b)(c)	114,000
USD	187	Valvoline, Inc., 5.50%, 12/02/2019(c)	194,071
USD	215	Viking Cruises Ltd., 6.25%, 05/15/2020(b)(c)	224,137
USD	17	Viper Energy Partners LP, 5.38%, 11/01/2022(b)(c)	17,170
USD	105	Vistra Energy Corp., 5.88%, 12/02/2019(c)	107,231
USD	22	Western Midstream Operating LP, 4.50%, 12/01/2027(c)	20,990
USD	128	Western Midstream Operating LP, 4.75%, 05/15/2028(c)	124,142
USD	68	WPX Energy, Inc., 5.75%, 06/01/2021(c)	68,340
USD	66	WPX Energy, Inc., 8.25%, 06/01/2023(c)	73,590
USD	115	Wyndham Destinations, Inc., 5.40%, 02/01/2024(c)	121,900
USD	110	Wyndham Destinations, Inc., 6.35%, 07/01/2025(c)	121,825
			18,141,768
ZAMBIA—0.3%
USD	230	First Quantum Minerals Ltd., 7.50%, 04/01/2020(b)(c)	230,288
		Total Corporate Bonds—68.7% (cost $46,446,244)	46,891,728

18	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2019

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS—68.6%
ARMENIA—0.6%
USD	450	Republic of Armenia International Bond, 3.95%, 09/26/2029(b)	$438,398
AUSTRALIA—10.8%
AUD	300	Australia Government Bond, 2.75%, 11/21/2028(b)	235,524
AUD	2,200	Australia Government Bond, 3.25%, 06/21/2039(b)	1,956,878
AUD	3,500	Queensland Treasury Corp., 3.25%, 07/21/2028(b)	2,748,283
AUD	3,100	Treasury Corp. of Victoria, 6.00%, 10/17/2022	2,447,147
			7,387,832
BAHRAIN—1.4%
USD	460	Bahrain Government International Bond, 5.63%, 09/30/2031(b)	482,648
USD	430	Bahrain Government International Bond, 7.00%, 01/26/2026(b)	491,646
			974,294
BRAZIL—3.0%
BRL	2,400	Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2025	702,545
BRL	2,000	Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2029	615,167
USD	210	Brazilian Government International Bond, 2.63%, 01/05/2023	210,317
USD	400	Brazilian Government International Bond, 7.13%, 01/20/2037	514,568
			2,042,597
COLOMBIA—0.6%
USD	200	Colombia Government International Bond, 4.50%, 10/28/2025(c)	218,800
USD	120	Colombia Government International Bond, 7.38%, 09/18/2037	170,101
			388,901
COSTA RICA—1.3%
USD	710	Costa Rica Government International Bond, 4.25%, 01/26/2023(b)	694,032
USD	230	Costa Rica Government International Bond, 7.16%, 03/12/2045(b)	228,852
			922,884
DOMINICAN REPUBLIC—2.7%
USD	210	Dominican Republic International Bond, 5.50%, 01/27/2025(b)	223,915
USD	210	Dominican Republic International Bond, 5.88%, 04/18/2024(b)(f)	223,915
USD	100	Dominican Republic International Bond, 6.88%, 01/29/2026(b)	114,251
USD	720	Dominican Republic International Bond, 8.63%, 04/20/2027(b)(f)	864,007
DOP	23,300	Dominican Republic International Bond, 9.75%, 06/05/2026(b)	448,572
			1,874,660
ECUADOR—2.6%
USD	840	Ecuador Government International Bond, 8.75%, 06/02/2023(b)	850,508
USD	460	Ecuador Government International Bond, 9.50%, 03/27/2030(b)	442,750
USD	500	Ecuador Government International Bond, 10.75%, 01/31/2029(b)	507,505
			1,800,763
EGYPT—2.9%
EGP	3,700	Egypt Government Bond, 16.00%, 06/11/2022	236,441
USD	405	Egypt Government International Bond, 7.60%, 03/01/2029(b)	428,064
USD	860	Egypt Government International Bond, 7.90%, 02/21/2048(b)	860,576
EGP	8,300	Egypt Treasury Bills, Zero Coupon, 04/28/2020	478,027
			2,003,108

Aberdeen Global Income Fund, Inc.	19

Portfolio of Investments (continued)

As of October 31, 2019

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
EL SALVADOR—1.4%
USD	260	El Salvador Government International Bond, 5.88%, 01/30/2025(b)	$269,428
USD	640	El Salvador Government International Bond, 7.65%, 06/15/2035(b)	695,206
			964,634
GHANA—0.6%
USD	420	Ghana Government International Bond, 7.63%, 05/16/2029(b)(f)	423,927
INDONESIA—6.1%
USD	940	Indonesia Government International Bond, 4.13%, 01/15/2025(b)	1,000,491
USD	1,000	Indonesia Government International Bond, 5.13%, 01/15/2045(b)	1,187,678
IDR	8,400,000	Indonesia Treasury Bond, 5.63%, 05/15/2023	585,931
IDR	15,200,000	Indonesia Treasury Bond, 8.13%, 05/15/2024	1,155,133
IDR	3,600,000	Indonesia Treasury Bond, 8.38%, 04/15/2039	274,961
			4,204,194
JAMAICA—0.4%
USD	200	Jamaica Government International Bond, 7.88%, 07/28/2045	263,752
KAZAKHSTAN—2.3%
USD	520	Kazakhstan Government International Bond, 3.88%, 10/14/2024(b)	552,681
USD	681	Kazakhstan Government International Bond, 6.50%, 07/21/2045(b)	987,450
			1,540,131
KENYA—1.3%
USD	420	Kenya Government International Bond, 6.88%, 06/24/2024(b)	445,627
USD	410	Kenya Government International Bond, 8.25%, 02/28/2048(b)	429,090
			874,717
MALAYSIA—2.3%
MYR	900	Malaysia Government Bond, 3.49%, 03/31/2020	215,798
MYR	2,700	Malaysia Government Bond, 3.96%, 09/15/2025	665,060
MYR	2,700	Malaysia Government Bond, 4.18%, 07/15/2024	669,291
			1,550,149
MEXICO—0.3%
MXN	4,600	Mexican Bonos, 5.75%, 03/05/2026	227,584
NEW ZEALAND—4.4%
NZD	3,800	New Zealand Government Bond, 4.50%, 04/15/2027(b)	3,010,623
NIGERIA—2.1%
NGN	296,000	Nigeria Government Bond, 14.50%, 07/15/2021	840,403
USD	200	Nigeria Government International Bond, 7.14%, 02/23/2030(b)	200,553
USD	200	Nigeria Government International Bond, 7.63%, 11/28/2047(b)	195,060
USD	200	Nigeria Government International Bond, 7.88%, 02/16/2032(b)	206,239
			1,442,255
OMAN—1.0%
USD	460	Oman Government International Bond, 6.00%, 08/01/2029(b)	459,425
USD	230	Oman Government International Bond, 6.75%, 01/17/2048(b)	215,625
			675,050

20	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2019

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
PARAGUAY—0.3%
USD	200	Paraguay Government International Bond, 5.00%, 04/15/2026(b)	$220,252
PERU—1.5%
PEN	1,485	Peru Government Bond, 6.15%, 08/12/2032(b)	509,850
PEN	1,450	Peruvian Government International Bond, 6.95%, 08/12/2031(b)	530,157
			1,040,007
PHILIPPINES—1.3%
PHP	32,960	Philippine Government Bond, 6.25%, 03/22/2028	724,585
PHP	6,000	Philippine Government Bond, 6.88%, 01/10/2029	138,921
			863,506
POLAND—0.6%
PLN	1,400	Republic of Poland Government Bond, 4.00%, 10/25/2023	398,764
QATAR—1.4%
USD	540	Qatar Government International Bond, 4.82%, 03/14/2049(b)	664,103
USD	217	Qatar Government International Bond, 5.10%, 04/23/2048(b)	276,588
			940,691
ROMANIA—2.4%
USD	1,470	Romanian Government International Bond, 4.88%, 01/22/2024(b)	1,615,163
RUSSIA—2.6%
RUB	26,000	Russian Federal Bond – OFZ, 7.70%, 03/23/2033	446,427
RUB	25,200	Russian Federal Bond – OFZ, 8.15%, 02/03/2027	434,699
USD	800	Russian Foreign Bond – Eurobond, 4.75%, 05/27/2026(b)	879,676
			1,760,802
RWANDA—0.9%
USD	350	Rwanda International Government Bond, 6.63%, 05/02/2023(b)	371,875
USD	200	Rwanda International Government Bond, 6.63%, 05/02/2023(b)	212,500
			584,375
SAUDI ARABIA—0.7%
USD	410	Saudi Government International Bond, 4.38%, 04/16/2029(b)	457,680
SENEGAL—0.5%
USD	330	Senegal Government International Bond, 8.75%, 05/13/2021(b)	357,225
SOUTH AFRICA—1.6%
USD	1,030	Republic of South Africa Government International Bond, 4.88%, 04/14/2026	1,061,804
SRI LANKA—1.2%
USD	200	Republic Of Sri Lanka, 7.55%, 03/28/2030(b)	202,274
LKR	5,000	Sri Lanka Government Bonds, 9.25%, 05/01/2020	27,715
LKR	10,000	Sri Lanka Government Bonds, 11.00%, 08/01/2021	57,073
LKR	20,000	Sri Lanka Government Bonds, 11.50%, 12/15/2021	115,825
USD	200	Sri Lanka Government International Bond, 7.55%, 03/28/2030(b)	202,274
USD	200	Sri Lanka Government International Bond, 7.85%, 03/14/2029(b)	206,974
			812,135

Aberdeen Global Income Fund, Inc.	21

Portfolio of Investments (continued)

As of October 31, 2019

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
TANZANIA—0.0%
USD	22	Tanzania Government International Bond, 7.99%, 03/09/2020(b)(f)(j)	$22,538
TURKEY—1.9%
TRY	5,600	Turkey Government Bond, 10.50%, 08/11/2027	881,543
USD	430	Turkey Government International Bond, 6.00%, 03/25/2027	425,442
			1,306,985
UKRAINE—2.8%
EUR	400	Ukraine Government International Bond, 6.75%, 06/20/2026(b)	492,730
USD	1,330	Ukraine Government International Bond, 7.75%, 09/01/2025(b)	1,426,425
			1,919,155
URUGUAY—0.8%
USD	50	Uruguay Government International Bond, 4.38%, 10/27/2027(f)	55,126
USD	146	Uruguay Government International Bond, 7.63%, 03/21/2036(f)	215,716
USD	165	Uruguay Government International Bond, 7.88%, 01/15/2033	246,058
			516,900
		Total Government Bonds—68.6% (cost $44,729,821)	46,888,435
LONG-TERM INVESTMENT—0.0%
WARRANT—0.0%
BRL	61	OAS S.A., Zero Coupon,(d)(g)(h)(k)	–
		Total Long-Term Investments— –% (cost $113,399)	–
COMMON STOCKS—0.0%
UNITED STATES—0.0%
USD	657	Cenveo Enterprises, Inc.(d)(g)(h)(l)	10,512
		Total Common Stocks— –% (cost $17,410)	10,512
SHORT-TERM INVESTMENT—1.4%
UNITED STATES—1.4%
USD	963,407	State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75%(m)	963,407
		Total Short-Term Investment—1.4% (cost $963,407)	963,407
		Total Investments—138.7% (cost $92,270,281)	94,754,082
		Liabilities in Excess of Other Assets—(38.7)%	(26,418,640)
		Net Assets—100.0%	$68,335,442

(a)

Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.

(b)	Denotes a restricted security.
(c)	The maturity date presented for these instruments represents the next call/put date.
(d)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(e)	Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.
(f)	Sinkable security.
(g)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(h)	Illiquid security.
(i)	This security is government guaranteed.

22	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2019

(j)

Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Non-income producing security.
(l)	Security is Unlisted.
(m)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.

AUD—Australian Dollar	INR—Indian Rupee	PLN—Polish Zloty
BRL—Brazilian Real	KRW—South Korean Won	RUB—Russian Ruble
CNH—Chinese Yuan Renminbi Offshore	LKR—Sri Lanka Rupee	SGD—Singapore Dollar
CNY—Chinese Yuan Renminbi	MXN—Mexican Peso	THB—Thai Baht
DOP—Dominican Peso	MYR—Malaysian Ringgit	TRY—Turkish Lira
EGP—Egyptian Pound	NGN—Nigerian Naira	TWD—New Taiwan Dollar
EUR—Euro Currency	NZD—New Zealand Dollar	UAH—Ukraine hryvna
GBP—British Pound Sterling	PEN—Peruvian Sol	USD—U.S. Dollar
IDR—Indonesian Rupiah	PHP—Philippine Peso

At October 31, 2019, the Fund’s open forward foreign currency exchange contracts were as follows:

							Unrealized
Purchase Contracts		Amount		Amount			Appreciation/
Settlement Date*	Counterparty	Purchased		Sold		Fair Value	(Depreciation)
Brazilian Real/United States Dollar
11/21/2019	Citibank N.A.	BRL	2,101,000	USD	503,077	$523,487	$20,410
Chinese Renminbi/United States Dollar
01/10/2020	UBS AG	CNY	1,068,420	USD	150,000	151,470	1,470
Chinese Yuan Renminbi Offshore/United States Dollar
01/10/2020	Royal Bank Of Canada (UK)	CNH	16,822,415	USD	2,350,196	2,382,694	32,498
Euro/United States Dollar
11/14/2019	Citibank N.A.	EUR	61,000	USD	68,051	68,077	26
11/14/2019	UBS AG	EUR	103,000	USD	114,765	114,949	184
Indian Rupee/United States Dollar
11/22/2019	UBS AG	INR	7,237,870	USD	100,000	101,647	1,647
Indonesian Rupiah/United States Dollar
11/15/2019	Citibank N.A.	IDR	4,212,540,000	USD	300,000	298,940	(1,060)
Malaysian Ringgit/United States Dollar
11/14/2019	BNP Paribas S.A.	MYR	418,350	USD	100,000	100,100	100
11/14/2019	Standard Chartered Bank	MYR	1,252,590	USD	300,000	299,712	(288)
Philippine Peso/United States Dollar
01/15/2020	Citibank N.A.	PHP	3,081,060	USD	60,000	60,586	586
Singapore Dollar/United States Dollar
12/06/2019	Citibank N.A.	SGD	2,900,000	USD	2,102,965	2,132,415	29,450
South Korean Won/United States Dollar
11/22/2019	HSBC Bank USA	KRW	2,965,480,000	USD	2,450,000	2,535,471	85,471
Thai Baht/United States Dollar
11/21/2019	Citibank N.A.	THB	47,500,000	USD	1,539,334	1,575,511	36,177
						$10,345,059	$206,671

Aberdeen Global Income Fund, Inc.	23

Portfolio of Investments (continued)

As of October 31, 2019

							Unrealized
Purchase Contracts		Amount		Amount			Appreciation/
Settlement Date*	Counterparty	Purchased		Sold		Fair Value	(Depreciation)
United States Dollar/Australian Dollar
11/15/2019	Citibank N.A.	USD	4,255,447	AUD	6,200,000	$4,275,238	$(19,791)
United States Dollar/Brazilian Real
11/21/2019	UBS AG	USD	521,024	BRL	2,109,000	525,480	(4,456)
United States Dollar/British Pound
11/14/2019	UBS AG	USD	2,370,709	GBP	1,884,000	2,441,144	(70,435)
United States Dollar/Chinese Yuan Renminbi Offshore
01/10/2020	Citibank N.A.	USD	400,000	CNH	2,833,065	401,270	(1,270)
United States Dollar/Euro
11/14/2019	Citibank N.A.	USD	4,069,181	EUR	3,679,000	4,105,812	(36,631)
United States Dollar/Indian Rupee
11/22/2019	Citibank N.A.	USD	270,000	INR	19,332,540	271,502	(1,502)
United States Dollar/Indonesian Rupiah
11/15/2019	HSBC Bank USA	USD	1,100,001	IDR	15,897,200,000	1,128,134	(28,133)
United States Dollar/Malaysian Ringgit
11/14/2019	BNP Paribas S.A.	USD	100,000	MYR	421,690	100,899	(899)
11/14/2019	HSBC Bank USA	USD	333,428	MYR	1,392,350	333,152	276
United States Dollar/Mexican Peso
01/09/2020	Deutsche Bank AG	USD	224,796	MXN	4,467,000	229,957	(5,161)
United States Dollar/New Taiwan Dollar
11/18/2019	UBS AG	USD	300,000	TWD	9,168,000	301,388	(1,388)
United States Dollar/New Zealand Dollar
11/15/2019	UBS AG	USD	1,776,888	NZD	2,800,000	1,795,495	(18,607)
United States Dollar/Philippine Peso
01/15/2020	Royal Bank Of Canada (UK)	USD	380,000	PHP	19,636,310	386,132	(6,132)
01/15/2020	UBS AG	USD	250,000	PHP	12,870,850	253,095	(3,095)
United States Dollar/Singapore Dollar
12/06/2019	Citibank N.A.	USD	250,000	SGD	342,931	252,162	(2,162)
12/06/2019	Royal Bank Of Canada (UK)	USD	400,000	SGD	552,250	406,078	(6,078)
United States Dollar/South Korean Won
11/22/2019	Citibank N.A.	USD	450,000	KRW	528,347,000	451,734	(1,734)
11/22/2019	UBS AG	USD	100,000	KRW	121,026,210	103,477	(3,477)
United States Dollar/Thai Baht
11/21/2019	UBS AG	USD	100,000	THB	3,060,490	101,512	(1,512)
United States Dollar/Turkish Lira
01/09/2020	Citibank N.A.	USD	728,785	TRY	4,481,000	770,811	(42,026)
						$18,634,472	$(254,213)
Total unrealized appreciation on open forward foreign currency exchange contracts							$208,295
Total unrealized depreciation on open forward foreign currency exchange contracts							$(255,837)

*  Certain contracts with different trade dates and like characteristics have been shown net.

24	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2019

At October 31, 2019, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Premiums Paid (Received)	Unrealized (Depreciation)
USD	12,100,000	11/04/2024	Citibank	Receive	3-month LIBOR Index	2.44%	$–	$ (636,836)
USD	16,500,000	10/25/2027	Citibank	Receive	3-month LIBOR Index	2.36%	–	(1,018,524)
USD	700,000	07/23/2029	Citibank	Receive	3-month LIBOR Index	1.97%	–	(27,587)
							$–	$(1,682,947)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.	25

Statement of Assets and Liabilities

As of October 31, 2019

Assets
Investments, at value (cost $91,306,874)	$93,790,675
Short-term investments, at value (cost $963,407)	963,407
Cash at broker for interest rate swaps	1,104,206
Cash	1,012,019
Foreign currency, at value (cost $601,850)	547,605
Cash at broker for forward foreign currency contracts	20,000
Interest and dividends receivable	1,328,635
Receivable for investments sold	248,327
Unrealized appreciation on forward foreign currency exchange contracts	208,295
Prepaid expenses	32,720
Total assets	99,255,889
Liabilities
Bank loan payable (Note 7)	29,300,000
Payable for investments purchased	899,279
Unrealized depreciation on forward foreign currency exchange contracts	255,837
Cash due to broker for forward foreign currency contracts	90,000
Variation margin payable for centrally cleared swaps	89,487
Interest payable on bank loan	70,670
Investment management fees payable (Note 3)	59,070
Investor relations fees payable (Note 3)	12,182
Administration fees payable (Note 3)	11,360
Deferred foreign capital gains tax	4,555
Other expenses	128,007
Total liabilities	30,920,447

Net Assets	$68,335,442
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$8,725
Paid-in capital in excess of par	72,314,412
Distributable accumulated loss	(3,987,695)
Net Assets	$68,335,442
Net asset value per share based on 8,724,789 shares issued and outstanding	$7.83

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

26	Aberdeen Global Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2019

Net Investment Income:
Income
Interest income (net of foreign withholding taxes of $37,507)	$5,482,154
Total Investment Income	5,482,154
Expenses:
Investment management fee (Note 3)	637,269
Director fees and expenses	223,882
Administration fee (Note 3)	122,552
Independent auditors fees and expenses	81,840
Insurance expense	61,184
Reports to shareholders and proxy solicitation	56,122
Bank loan fees and expenses	53,289
Custodian fees and expenses	48,778
Investor relations fees and expenses (Note 3)	40,819
Transfer agent’s fees and expenses	32,230
Legal fees and expenses	18,538
Miscellaneous	39,065
Total operating expenses, excluding interest expense	1,415,568
Interest expense (Note 7)	976,322
Total operating expenses before reimbursed/waived expenses	2,391,890
Less: Investor relations fee waiver (Note 3)	(6,203)
Net operating expenses	2,385,687

Net Investment Income	3,096,467
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions (including $1,239 capital gains tax)	(1,816,562)
Interest rate swaps	64,793
Forward foreign currency exchange contracts	537,847
Foreign currency transactions	(1,078,072)
(2,291,994)
Net change in unrealized appreciation/(depreciation) on:
Investments (including change in deferred capital gains tax of $4,555)	7,633,596
Interest rate swaps	(3,181,863)
Forward foreign currency exchange rate contracts	(264,648)
Foreign currency translation	979,219
5,166,304
Net gain from investments and interest rate swaps	2,874,310
Net Increase in Net Assets Resulting from Operations	$5,970,777

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.	27

Statements of Changes in Net Assets

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$3,096,467	$3,849,535
Net realized loss from investments and interest rate swaps	(1,751,769)	(1,009,496)
Net realized loss from forward foreign currency exchange contracts and foreign currency transactions	(540,225)	(322,147)
Net change in unrealized appreciation/(depreciation) on investments and interest rate swaps	4,451,733	(3,363,161)
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts and foreign currency translation	714,571	(2,127,248)
Net increase/(decrease) in net assets resulting from operations	5,970,777	(2,972,517)

Distributions to Shareholders From:
Distributable earnings	(3,137,676)	(1,414,651)
Tax return of capital	(4,191,147)	(5,914,171)
Net decrease in net assets from distributions	(7,328,823)	(7,328,822)
Change in net assets resulting from operations	(1,358,046)	(10,301,339)

Net Assets:
Beginning of year	69,693,488	79,994,827
End of year	$68,335,442	$69,693,488

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

28	Aberdeen Global Income Fund, Inc.

Statement of Cash Flows

For the year ended October 31, 2019

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$5,970,777
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(56,296,866)
Investments sold and principal repayments	59,269,026
Decrease in short-term investments, excluding foreign government securities	3,212,340
Net amortization/accretion of premium (discount)	400,121
Increase in cash due to broker for forward foreign currency exchange contracts	90,000
Decrease in interest and dividends receivable	43,041
Net change unrealized (appreciation) depreciation on forward foreign currency exchange contracts	264,648
Increase in bank loan payable	700,000
Decrease in prepaid expenses	(80)
Increase in interest payable on bank loan	65,855
Increase in accrued investment management fees payable	675
Decrease in other accrued expenses	(11,531)
Increase in deferred foreign capital gains tax	4,555
Net change in unrealized depreciation from investments	(7,633,596)
Net change in unrealized depreciation from foreign currency translations	(979,219)
Net realized loss on investment transactions	1,816,562
Net cash provided by operating activities	6,916,308
Cash Flows from Financing Activities
Decrease in payable due to custodian	(321,735)
Distributions paid to shareholders	(7,328,823)
Net cash paid (received) for swap contracts	178,745
Net cash used in financing activities	$(7,471,813)
Effect of exchange rate on cash	(15,883)
Net change in cash	(571,388)
Unrestricted and restricted cash and foreign currency, beginning of year	3,255,218
Unrestricted and restricted cash and foreign currency, end of year	$2,683,830
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$276,332

Aberdeen Global Income Fund, Inc.	29

Statement of Cash Flows (concluded)

For the year ended October 31, 2019

Reconciliation of unrestricted and restricted cash to the statements of assets and liabilities
	Year Ended October 31, 2019	Year Ended October 31, 2018
Cash	$1,012,019	$ –
Foreign currency, at value	547,605	2,291,648
Cash at broker for interest rate swaps	1,104,206	431,774
Cash at broker for forward foreign currency contracts	20,000	70,000
Due from broker	–	461,796
	$2,683,830	$3,255,218

Amounts listed as “ – ” are $0 or round to $0.

See Notes to Financial Statements.

30	Aberdeen Global Income Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended October 31,
	2019	2018	2017	2016		2015
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of year	$7.99	$9.17	$9.22	$9.38		$11.49
Net investment income	0.35	0.44	0.47	0.33	(b)	0.39
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.33	(0.78)	0.32	0.33		(1.71)
Total from investment operations applicable to common shareholders	0.68	(0.34)	0.79	0.66		(1.32)
Distributions to common shareholders from:
Net investment income	(0.36)	(0.16)	(0.14)	–		(0.76)
Tax return of capital	(0.48)	(0.68)	(0.70)	(0.84)		(0.08)
Total distributions	(0.84)	(0.84)	(0.84)	(0.84)		(0.84)
Capital Share Transactions:
Impact of open market repurchase program (Note 6)	–	–	–	0.02		0.05
Total from capital transactions	–	–	–	0.02		0.05
Net asset value per common share, end of year	$7.83	$7.99	$9.17	$9.22		$9.38
Market value, end of year	$8.41	$8.22	$8.96	$8.46		$8.11
Total Investment Return Based on(c):
Market value	13.46%	1.27%	16.74%	15.48%		(15.54%	)
Net asset value	8.68%	(3.81% )	9.63%	8.81%	(b)	(10.30%	)
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$68,335	$69,693	$79,995	$80,606		$82,947
Average net assets applicable to common shareholders (000 omitted)	$69,229	$76,372	$79,658	$81,601		$93,299
Net operating expenses, net of fee waivers	3.45%	3.03%	2.77%	2.47%		2.55%	(d)
Net operating expenses, excluding fee waivers	3.46%	3.06%	2.78%	2.49%		2.56%	(d)
Net operating expenses, excluding interest expense, net of fee waivers	2.04%	1.89%	1.98%	1.90%		2.09%	(d)
Net investment income	4.47%	5.04%	5.18%	3.59%	(b)	3.77%
Portfolio turnover	59%	45%	95%	80%		41%
Senior securities (loan facility) outstanding (000 omitted)	$29,300	$28,600	$31,500	$31,500		$31,500
Asset coverage ratio on revolving credit facility at year end	333%	344%	354%	356%		363%
Asset coverage per $1,000 on revolving credit facility at year end(e)	$3,332	$3,437	$3,540	$3,559		$3,633

(a)	Based on average shares outstanding.
(b)

Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the Net Investment Income per share, Total Investment Return on Net Asset Value, and Ratio of Net Investment Income to Average Net Assets would have been $0.31, 8.58%, and 3.36%.

(c)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

Aberdeen Global Income Fund, Inc.	31

Financial Highlights (concluded)

(d)	The expense ratio includes a one-time expense associated with the January 2011 shelf offering costs attributable to the registered but unsold shares that expired in January 2015.
(e)

Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any borrowings.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

32	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements

October 31, 2019

1. Organization

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board upon 60 days’ prior written notice to shareholders. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the FTSE World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of October 31, 2019, securities of the following countries comprised the Citigroup World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, South Africa, Spain, Sweden, Switzerland, the United Kingdom and the United States. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investors Services Inc. (“Moody’s”) or BBB- by S&P Global Ratings (“S&P”) or comparably rated by another appropriate nationally or internationally recognized ratings agency. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting and tax records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously applied

Aberdeen Global Income Fund, Inc.	33

Notes to Financial Statements (continued)

October 31, 2019

bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Fund’s investment adviser generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower or higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-,

3-, 6-, 9-, and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Interest rate swaps are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Fixed Income Investments
Corporate Bonds	$–	$46,891,728	$–	$46,891,728
Government Bonds	–	46,888,435	–	46,888,435
Total Fixed Income Investments	–	93,780,163	–	93,780,163
Common Stock	–	–	10,512	10,512
Short-Term Investment	963,407	–	–	963,407
Total Investments	$963,407	$93,780,163	$10,512	$94,754,082

34	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$208,295	$–	$208,295
Total Assets	$963,407	$93,988,458	$10,512	$94,962,377
Liabilities
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$(1,682,947)	$–	$(1,682,947)
Forward Foreign Currency Exchange Contracts	–	(255,837)	–	(255,837)
Total Liabilities – Other Financial Instruments	$–	$(1,938,784)	$–	$(1,938,784)
Other Financial Instruments

Amounts listed as “–” are $0 or round to $0.

During the fiscal year ended October 31, 2019, there have been no transfers between levels and no significant changes to the fair valuation methodologies. Level 3 investments held during and at the end of the fiscal year in relation to net assets were not significant (less than 0.02% of total net assets) and accordingly, a reconciliation of Level 3 assets for the period ended October 31, 2019 is not presented. The valuation techniques used at October 31, 2019 were an independent broker quote and fair valuation at zero pursuant to procedures approved by the Fund’s Board of Trustees.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)        market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

Aberdeen Global Income Fund, Inc.	35

Notes to Financial Statements (continued)

October 31, 2019

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the fiscal year ended October 31, 2019, the Fund used forward contracts to hedge its currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of default.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd – Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/ market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract matures or is

36	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, the Fund is required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

The rights and obligations of the parties to a swap are memorialized in either an International Swap Dealers Association, Inc. Master Agreement (“ISDA”) for OTC Swaps or a futures agreement with an OTC addendum for Cleared Swaps (“Clearing Agreement”). These agreements are with certain counterparties whose creditworthiness is monitored on an ongoing basis by risk professionals. Both the ISDA and Clearing Agreement maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of default or termination by one party may give the other party the right to terminate and settle all of its contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Fund’s maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swaps:

The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses. During the fiscal year ended October 31, 2019, the Fund used interest rate swaps to hedge the interest rate risk on the Fund’s Revolving Credit Facility (as defined below).

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted For as Hedging Instruments and Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps* Interest receivable	Unrealized appreciation on receivable for centrally cleared interest rate swaps	$–	Unrealized depreciation payable for centrally cleared interest rate swaps	$1,682,947
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	208,295	Unrealized depreciation on forward foreign currency exchange contracts	255,837
Total		$208,295		$1,938,784

*  The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Amounts listed as “–” are $0 or round to $0.

Aberdeen Global Income Fund, Inc.	37

Notes to Financial Statements (continued)

October 31, 2019

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of October 31, 2019 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount (3)
	Assets				Liabilities
Forward foreign currency(2)
BNP Paribas S.A.	$100	$(100)	$–	$–	$899	$(100)	$–	$799
Citibank N.A.	86,649	(86,649)	–	–	106,176	(86,649)	–	19,527
Deutsche Bank AG	–	–	–	–	5,161	–	–	5,161
HSBC Bank USA	85,747	(28,133)	(57,614)	–	28,133	(28,133)	–	–
Royal Bank Of Canada (UK)	32,498	(12,210)	–	20,288	12,210	(12,210)	–	–
Standard Chartered Bank	–	–	–	–	288	–	–	288
UBS AG	3,301	(3,301)	–	–	102,970	(3,301)	(20,000)	79,669

(1)  In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(2)  Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

(3)  Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2019:

Derivatives Not Accounted For as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest rate swaps (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies	$64,793	$(3,181,863)
Forward foreign currency exchange contracts (foreign exchange risk)		537,847	(264,648)
Total		$602,640	$(3,446,511)

38	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2019. The table below summarizes the weighted average values of derivatives holdings for the Fund during the fiscal year ended October 31, 2019.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$11,270,803
Sale Forward Foreign Currency Contracts	20,026,111
Interest Rate Swap Contracts	28,668,214

The Fund values derivatives at fair value, as described in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

See “Bank Loan Risk” under “Portfolio Investment Risks” for information regarding the risks associated with an investment in bank loans.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains, net realized long-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

h. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

Aberdeen Global Income Fund, Inc.	39

Notes to Financial Statements (continued)

October 31, 2019

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency as well as cash in segregated accounts for financial futures, swaps, and forward contracts which has been designated as collateral.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, Investment Sub-Adviser and Fund Administrator:

Aberdeen Standard Investments (Asia) Limited, formerly known as Aberdeen Asset Management Asia Limited, (“ASIAL” or the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement (the “Management Agreement”). Aberdeen Standard Investments Australia Limited, formerly known as Aberdeen Asset Management Limited, (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser (collectively, the “Advisers”) are wholly-owned indirect subsidiaries of Standard Life Aberdeen plc (“SLA plc”). In rendering advisory services, the Advisers may use the resources of investment advisor subsidiaries of SLA plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Advisers.

The Investment Manager manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of and the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. At the Investment Manager’s request, the Investment Adviser will make recommendations of the overall structure of the Fund’s portfolio including asset allocation advice and general advice on investment strategy. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it. The Investment Adviser and Sub-Adviser are paid by the Investment Manager, not the Fund.

The Management Agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets is defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

For the fiscal year ended October 31, 2019, ASIAL earned $637,269 from the Fund for investment management fees.

Aberdeen Standard Investments, Inc. (formerly, Aberdeen Asset Management Inc.) (“ASII”), an affiliate of the Advisers, is the Fund’s administrator, pursuant to an agreement under which ASII receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the fiscal year ended October 31, 2019, ASII earned $122,552 from the Fund for administration services.

b. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

40	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties hired by ASII), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2019, the Fund incurred investor relations fees of approximately $40,819. For the fiscal year ended October 31, 2019, ASII bore $6,203 of the investor relations cost allocated to the Fund because the Fund was above 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2019, were $53,677,254 and $54,671,691, respectively.

5. Capital

The authorized capital of the Fund is 300 million shares of $0.001 par value per share of common stock. During the fiscal year ended October 31, 2019, the Fund did not repurchase any shares pursuant to its Open Market Repurchase Program (see Note 6 for further information). As of October 31, 2019, there were 8,724,789 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period when management believes such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund’s website on a monthly basis.

For the fiscal year ended October 31, 2019 and fiscal year ended October 31, 2018, the Fund did not repurchase shares through this program.

7. Credit Facility

The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund’s total assets (including the amount obtained through leverage) in certain market conditions.

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2017. For the fiscal year ended October 31, 2019, the balance of the loan outstanding was $29,300,000, and the average interest rate on the loan facility was 3.35%. The average balance for the fiscal year was $28,818,630. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the fiscal year ended October 31, 2019, the Fund incurred fees of approximately $53,289 related to the loan facility.

Aberdeen Global Income Fund, Inc.	41

Notes to Financial Statements (continued)

October 31, 2019

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. The covenants also include a requirement that the Fund maintain net assets of no less than $50,000,000. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

The estimated fair value of the loan facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of October 31, 2019.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
February 28, 2020	3.00%	$29,300,000	$29,315,288

8. Portfolio Investment Risks

a. Bank Loan Risk:

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

b. Credit and Market Risk:

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

c. Emerging Markets Risk:

The Fund is subject to emerging markets risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Risks Associated with Foreign Securities and Currencies” below).

d. High-Yield Bonds and Other Lower-Rated Securities Risk:

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

e. Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

f. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental

42	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Advisers are unsuccessful.

g. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2019, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$94,671,438	$3,836,710	$(3,755,373)	$(81,337)

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 was as follows:

	October 31, 2019	October 31, 2018
Distributions paid from:
Ordinary Income	$3,137,676	$1,414,651
Net long-term capital gains	–	–
Tax return of capital	4,191,147	5,914,171
Total tax character of distributions	$7,328,823	$7,328,822

Aberdeen Global Income Fund, Inc.	43

Notes to Financial Statements (concluded)

October 31, 2019

As of October 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	(3,770,619	)*
Other currency gains	–
Other temporary differences	(244,170)
Unrealized appreciation/(depreciation)	27,093	**
Total accumulated earnings/(losses) – net	$(3,987,696)

*              On October 31, 2019, the Fund had a net capital loss carryforward of $(3,770,619) which will be available to offset like amounts of any future taxable gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short term as under previous law. The breakdown of capital loss carryforwards are as follows:

Amounts	Expires
$1,176,306	Unlimited (Short-Term)
2,594,313	Unlimited (Long-Term)

**    The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, the tax deferral of wash sales and straddles, the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts, and other timing differences.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to taxable overdistribution. These reclassifications have no effect on net assets or NAV per share.

Paid-in-Capital	Distributable Earnings/ (Accumulated Losses)
$(96,451)	$96,451

11. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of October 31, 2019, other than those listed below.

On November 11, 2019 and December 10, 2019, the Fund announced that it will pay on November 29, 2019 and January 10, 2020, a distribution of US $0.07 per share to all shareholders of record as of November 21, 2019 and December 31, 2019, respectively.

44	Aberdeen Global Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Aberdeen Global Income Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Global Income Fund, Inc. (the Fund), including the portfolio of investments, as of October 31, 2019, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania

December 27, 2019

Aberdeen Global Income Fund, Inc.	45

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Global Income Fund, Inc. during the fiscal year ended October 31, 2019:

Common Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income**
11/28/18 – 1/10/19	0.034%	16.44%
1/31/19 – 10/29/19	0.638%	48.07%

†            Expressed as a percentage of the distributions paid.

*              The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

**         Expressed as a percentage of ordinary distributions paid grossed-up for foreign taxes paid.

Supplemental Information (unaudited)

Board of Directors’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Directors (the “Board”) of Aberdeen Global Income Fund, Inc. (“FCO” or the “Fund”) held on June 12, 2019, the Board, including a majority of the Directors who are not considered to be “interested persons” of the Fund (the “Independent Directors”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Fund’s management agreement with Aberdeen Standard Investments (Asia) Limited (the “Investment Manager”), the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Standard Investments Australia Limited (the “Investment Adviser”), and the investment sub-advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Managers Limited (the “Sub-Adviser”). In addition, the Independent Directors of the Fund held a separate telephonic meeting on June 6. 2019 to review the materials provided and the relevant legal considerations (together with the in-person meeting held on June 12, 2019, the “Meetings”). The Investment Manager, the Investment Adviser and the Sub-Adviser are referred to collectively herein as the “Advisers” and the aforementioned agreements with the Advisers are referred to as the “Advisory Agreements.” The Investment Adviser and the Sub-Adviser are affiliates of the Investment Manager.

In connection with their consideration of whether to approve the renewal of the Fund’s Advisory Agreements, the Board received and reviewed a variety of information provided by the Advisers relating to the Fund, the Advisory Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements. The materials provided to the Board generally included, among other items: (i) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (ii) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmark; (iii) information about the profitability of the Advisory Agreements to the Advisers; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Maryland law. The Board, including the Fund’s Independent Directors, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the Advisers’ investment personnel and operations; (iii) the Advisers’ financial results and financial condition; (iv) the procedures employed to value the Fund’s assets; (v) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vi) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar

46	Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (continued)

services; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreements, the Directors received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information about the Fund’s investment performance and information relating to the services provided by the Advisers.

The Independent Directors were advised by separate independent legal counsel throughout the process and consulted in executive sessions with their independent legal counsel regarding their consideration of the renewal of the Advisory Agreements. The Directors also considered the recommendation of the Board’s Contract Review Committee, which consists solely of the Board’s Independent Directors, that the Advisory Agreements be renewed. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreements included the factors listed below.

Investment performance of the Fund and the Advisers. The Board received and reviewed with management, among other performance data, information that compared the Fund’s return to comparable investment companies focused on non-U.S. regions included in its Lipper category. The Board also received and considered performance information compiled by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data as to the Fund’s total return, as compared with the funds in the Fund’s Morningstar category (the “Morningstar Group”). In addition, the Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the impact of foreign currency movements on the Fund’s performance and the Fund’s share performance and premium/discount information. The Board also received and reviewed information on the Fund’s total return for each of the last five fiscal years as compared with the total returns of its Morningstar Group average, and other comparable Aberdeen-managed funds and segregated accounts. The Board took into account information about the Fund’s discount/premium ranking relative to its Morningstar Group and considered management’s discussion of the Fund’s performance. Additionally Directors considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts.

The Board also considered the historical responsiveness of the Investment Manager to Director concerns about performance, the Advisers’ performance and reputation generally and the willingness of the Advisers to take steps intended to improve performance. The Board concluded that overall performance was satisfactory and supported continuation of the Advisory Agreements.

Fees and expenses. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Investment Manager for investment management services. The Board also received and considered information compiled at the request of the Fund by SI that compared the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a “Peer Group”). The Directors took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets, whether attributable to common stock or borrowings, if any. The Directors also considered information from management about the fees charged by the Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund. The Board reviewed and considered additional information about the Investment Adviser’s fees, including the amount of the management fees retained by the Investment Manager after payment of the advisory fees. The Board considered that the compensation paid to the Investment Adviser and Sub-Adviser was paid by the Investment Manager, and, accordingly that the retention of the Investment Adviser and Sub-Adviser did not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

The Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses.

Economies of Scale. The Board considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable. The Board based this determination on various factors, including that how the Fund’s management fee compared to its Peer Group at higher asset levels and that the Fund’s management fee schedule provides breakpoints at higher asset levels.

Aberdeen Global Income Fund, Inc.	47

Supplemental Information (unaudited) (concluded)

The nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Board considered, among other things, the nature, extent and quality of the services provided by the Advisers to the Fund and the resources dedicated to the Fund by the Advisers. The Directors took into account the Advisers’ investment experience and considered the allocation of responsibilities between the Advisers. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Board also considered the Advisers’ risk management processes. The Board considered that they received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures and considered the Advisers’ brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Directors took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that they were satisfied with the nature, extent and quality of the services provided and supported the renewal of the Advisory Agreements.

The Directors also considered other factors, which included but were not limited to the following:

•                   whether the Fund has operated in accordance with its investment objectives and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Advisers. The Directors also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.

•                   the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•                   so-called “fallout benefits” to the Advisers and their affiliates, including indirect benefits. The Directors considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreements would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Board’s Independent Directors voting separately, approved the Fund’s Advisory Agreements for an additional one-year period.

48	Aberdeen Global Income Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan

On September 5, 2019, the Board approved the termination of the Dividend Reinvestment and Direct Stock Purchase Plan sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent, and adopted a Dividend Reinvestment and Optional Cash Purchase Plan (“New DRIP”) for the Fund, each effective April 30, 2020. A few of the key terms and a summary of the New DRIP are set out below.

Feature	New DRIP
Automatically Enrolled in Dividend Reinvestment	Yes (only new shareholders establishing a position after April 30, 2020 will be automatically enrolled, subject to the Plan’s terms)
Optional Cash Purchases	Yes
Frequency of Optional Cash Purchases	Monthly
Maximum Aggregate Annual Optional Cash Purchase Amount	$250,000
Business Days to purchase DRIP Shares on the Open Market	3 – 5 days
Certificates Issued	No
Schedule Recurring Deductions for Optional Cash Purchases	Yes
Online Bank Debits for Optional Cash Purchases	Yes
DRIP purchases when shares are trading at a discount	Shares are purchased on the open market
DRIP purchases when shares are trading at a premium	Shares are issued at the higher of NAV or 95% of current market price
Additional Terms

If the Fund shares shift from a discount to a premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Fee Structure	Each participant will pay a minimal service fee for each investment and a pro rata portion of brokerage commissions for Open-Market Purchases.

Summary of the Dividend Reinvestment and Optional Cash Purchase Plan that will go into effect on April 30, 2020:

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price

Aberdeen Global Income Fund, Inc.	49

Dividend Reinvestment and Optional Cash Purchase Plan (concluded)

paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days’ prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

50	Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Interested Director
Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Class III Director; Vice President	Term as Director expires 2022; Director since 2001

Mr. Gilbert has been Vice Chairman of Standard Life Aberdeen PLC and Chairman of Aberdeen Standard Investments Inc. since March 2019. He is Co-Founder (and former Chief Executive)of Aberdeen Asset Management PLC, having been a Director since 1983. Mr. Gilbert is Senior Independent Director of Glencore plc and Chairman of the Prudential Regulation Authority’s Practitioner Panel, as well as a member of the International Advisory Panel of the Monetary Authority of Singapore and the International Advisory Board of British American Business. He serves as officer and/or director of various Standard Life Aberdeen plc subsidiary companies, Aberdeen- managed investment trusts and funds

				30	Director of The Asia Tigers Fund, Inc. from 2012 to 2018.
Independent Directors
P. Gerald Malone c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chairman of the Board; Class I Director	Term expires 2020; Director since 2005	Currently, Mr. Malone is a non-executive director of a number of U.S. companies and funds. Formerly Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September; Chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.	31	Director of Medality Medical since 2019 and Bionik Laboratories Corporation since 2018. Director of Reguvenan LLC (wellbeing) from 2015-2017.

Neville J. Miles 142 Martins Lane Knockrow NSW 2479 Australia Year of Birth: 1946	Class III Director	Term expires 2022; Director since 1999	Mr. Miles is a non-executive director of a number of Australian and overseas companies.	27	Director of Ballyshaw Pty. Ltd. (share trading, real estate development and investment) (Chairman).

Aberdeen Global Income Fund, Inc.	51

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
William J. Potter c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1948	Class II Director	Term expires 2021; Director since 1992	Mr. Potter has been the Chairman of Arrow Robotics Ltd (technology) since 2017 and is the non-executive Chairman of Howell Biopharma Ltd (health care) beginning in 2018. He was president of Meredith Financial Group from 2004 to 2016 and an officer of Ridgewood Group International Ltd. from 2012 to 2015.	3

Director of Arrow Robotic Ltd. (Chairman) and Alexandria Bancorp (international banking and trustee services). Director of Howell Biopharma Ltd (since 2018); Director of Meredith Financial Group Inc. (Chairman) (investment management) from 2004 to 2016, Meredith Portfolio Management Inc. from 2004 to 2016 and Robert R. Meredith & Co, Inc. (broker dealer) from 2006 to 2016.

Moritz Sell*** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class I Director	Term expires 2020; Director since 2018	Mr. Sell has been a Principal at Edison Holdings GmbH (commercial real estate and venture capital) since 2015. In addition, Mr. Sell currently serves as Senior Advisor to Markston International LLC (an independent asset manager).	3

Director of and Swiss Helvetia Fund, Inc. Director of Aberdeen Greater China Fund, Inc. from 2012 to 2018 and Aberdeen Singapore Fund, Inc. from 2011 to 2018. Director/Trustee of High Income Securities Fund from 2018 to present.

Peter D. Sacks c/oAberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1945	Class II Director	Term expires 2021; Director since 1992	Mr. Sacks served as Founder and Investment Counsellor at Cidel Asset Management Inc. (investment management) from 2015 to 2017. Previously, he was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015.	27	None

*    Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc. , the Aberdeen Funds (which currently consists of 24 portfolios), Aberdeen Investment Funds (which currently consists of 4 portfolios), Aberdeen Standard Investments ETFs (which currently consists of 5 portfolios), Aberdeen Japan Equity Fund, Inc., The India Fund, Inc.,. Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund and Aberdeen Income Credit Strategies Fund have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.

**   Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager. Mr. Gilbert serves as a Director of several Funds in the Fund Complex.

***  Mr. Sell was appointed to the Board of Directors on December 12, 2018.

52	Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers Who Are Not Directors

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Kenneth Akintewe** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1980	Vice President	Since 2014	Currently, Head of Asian Sovereign Debt for Aberdeen Standard Investments (Asia) Limited. Mr. Akintewe joined Aberdeen in 2002.

Joseph Andolina** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President – Compliance	Since 2017

Currently, Chief Risk Officer Americas for Aberdeen Standard Investments Inc. Prior to joining the Compliance Department, he was a member of ASI’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to ASI’s registered funds.

Mark Baker Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1981	Vice President	Since 2019	Currently, an Investment Director within the Emerging Markets Debt team at Aberdeen Standard Investments. Mr. Baker joined ASI in 2012.

Jeffrey Cotton** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer; Vice President, Compliance	Since 2011	Currently, Chief Risk Officer – Europe, the Middle East and Africa. Mr. Cotton joined ASI in 2010 as Head of Compliance – Americas.

Sharon Ferrari** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2009	Currently, Senior Fund Administration Manager US for Aberdeen Standard Investments Inc. Ms. Ferrari joined Aberdeen Standard Investments Inc. as a Senior Fund Administrator in 2008.

Alan Goodson** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009

Currently, Director, Vice President and Head of Product – Americas for Aberdeen Standard Investments Inc., overseeing Product Management and Product Development for ASI’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Standard Investments Inc. and joined ASI in 2000.

Bev Hendry** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2015

Currently, Chairman – Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).

Matthew Keener** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2008	Currently, Senior Product Manager for Aberdeen Standard Investments Inc. Mr. Keener joined Aberdeen Standard Investments Inc. in 2006 as a Fund Administrator.

Aberdeen Global Income Fund, Inc.	53

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Megan Kennedy** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Standard Investments Inc. (since 2009). Ms. Kennedy joined Standard Investments Inc. in 2005.

Lin-Jing Leong** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1987	Vice President	Since 2017	Currently, Investment Manager for Aberdeen Standard Investments (Asia) Limited. Ms. Leong joined Aberdeen in 2013 from the Reserve Management Section of the Central Bank of Malaysia.

Adam McCabe** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President	Since 2011

Currently, Head of Asian Fixed Income for Aberdeen Standard Investments (Asia) Limited. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Andrea Melia** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2009

Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas and Vice President for Aberdeen Standard Investments Inc. Ms. Melia joined Aberdeen Standard Investments Inc. in September 2009.

Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2009

Currently, Group Head of Product Opportunities. From 2005 to 2007 he was Head of North American funds based in the US. Prior to that he was a Managing Director of Aberdeen’s business in Jersey, Channel Islands having joined Aberdeen in 1998. Christian is qualified as a Chartered Accountant and a fellow of The Securities Institute by Diploma. He has experience in launching and servicing both closed and open ended funds in Europe and the US.

Lucia Sitar** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and Managing U.S. Counsel for Aberdeen Standard Investments Inc. Ms. Sitar joined Aberdeen Standard Investments Inc. in July 2007 as U.S. Counsel.

*    Officers hold their positions with the Fund until a successor has been duly elected and qualifies.

**   Messrs. Akintewe, Andolina, Baker, Cotton, Goodson, Hendry, Keener, McCabe and Pittard and Mses. Ferrari, Kennedy, Leong, Melia, and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc. , the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Japan Equity Fund, Inc., The India Fund, Inc.,. Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs, and Aberdeen Income Credit Strategies Fund have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.

54	Aberdeen Global Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

Moritz Sell

Investment Manager

Aberdeen Standard Investments (Asia) Limited
(formerly known as Aberdeen Asset Management Asia Limited)
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Investment Adviser

Aberdeen Standard Investments Australia Limited
(formerly known as Aberdeen Asset Management Limited)
Level 10, 255 George Street
Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited
Bow Bells House, 1 Bread Street
London United Kingdom
EC4M 9HH

Administrator

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
P.O. Box 505000
Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Ave
New York, NY 10019

Investor Relations

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
InvestorRelations@aberdeenstandard.com

Aberdeen Standard Investments (Asia) Limited (formerly Aberdeen Asset Management Asia Limited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Income Fund, Inc. are traded on the NYSE American equities exchange under the symbol “FCO”. Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

FCO ANNUAL

Item 2 —     Code of Ethics.

(a)               As of October 31, 2019, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)               Definitional.

(c)                There have been no amendments during the period covered by this report, to a provision of the Code of Ethics.

(d)               During the period covered by this report, there were no waivers to the provisions of the Code of Ethics

(e)                Not Applicable

(f)                 A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR

Item 3 —     Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Peter D. Sacks, a member of the Board of Directors’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sacks as the Audit and Valuation Committee’s financial expert. Mr. Sacks is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 —    Principal Accountant Fees and Services.

(a) — (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)(1) Tax Fees	(d) All Other Fees
October 31, 2019	$73,080	$0	$7,610	$0
October 31, 2018	$73,080	$0	$7,610	$0

(1)         The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1)          The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)        None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)                         Not applicable.

(g)                        Non-Audit Fees

For the fiscal year ended October 31, 2018 and October 31, 2017, respectively KPMG billed $620,047 and $745,960 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

(h)                       Not applicable

Item 5 —    Audit Committee of Listed Registrants.

(a)                        The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2019, the Audit and Valuation Committee members were:

P. Gerald Malone

Neville J. Miles

Peter D. Sacks

Moritz Sell

(b)                     Not applicable.

Item 6 —    Investments.

(a)         Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7 —     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Manager and Investment Adviser are included as Exhibit (e).

Item 8 -              Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 8, 2020.

Individual & Position	Services Rendered	Past Business Experience
Kenneth Akintewe Head of Asian Sovereign Debt	Responsible for Asian fixed income (interest rates and currencies)	Currently, Head of Asian Sovereign Debt for Aberdeen Standard Investments (Asia) Limited. Mr. Akintewe joined Aberdeen in 2002.
Lin-Jing Leong Investment Manager	Responsible for Asian fixed income

Currently, Investment Manager on the Asian local rates and currency team. She joined Aberdeen in 2013 from the Reserve Management Section of the Central Bank of Malaysia where she specialized in the Asian local currency bond market.

Erlend Lochen Head of North American Fixed Income and Global High Yield	Responsible for North American Fixed Income and Global High Yield

Currently Head of North American Fixed Income and Global High Yield. Mr.  Lochen joined Standard Life Investments in 2001. Prior to joining Standard Life Investments, Mr. Lochen worked with a number of companies, including Skandinaviska Enskilda Banken, Barclays Capital and Merrill Lynch. Mr. Lochen has 16 years’ investment experience at Standard Life Investments and 21 years’ experience in the industry.

Paul Lukaszewski Head of Corporate Debt, Asia, Australia	Responsible for Corporate Debt on Asian Fixed Income team.	Currently, Head of Corporate Debt, Asia and Australia on the Asian Fixed Income team at Aberdeen Standard Investments.
Adam McCabe Head of Fixed Income Asia and Australia	Responsible for Asian and Australian fixed income

Currently Head of Fixed Income, Asia and Australia, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. He joined Aberdeen in 2009 following the acquisition of the CSAM business. He worked for CSAM since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

(a)(2) The information in the table below is as of October 31, 2019.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Kenneth Akintewe	Registered Investment Companies	2	$1,895.21	0	$0
	Pooled Investment Vehicles	11	$607.38	0	$0
	Other Accounts	12	$2,264.33	0	$0

Lin-Jing Leong	Registered Investment Companies	2	$1,895.21	0	$0
	Pooled Investment Vehicles	11	$607.38	0	$0
	Other Accounts	12	$2,264.33	0	$0

Erlend Lochen	Registered Investment Companies	2	$458.96	0	$0
	Pooled Investment Vehicles	6	$1,941.75	0	$0
	Other Accounts	3	$213.87	0	$0

Paul Lukaszewski	Registered Investment Companies	2	$1,895.21	0	$0
	Pooled Investment Vehicles	11	$607.38	0	$0
	Other Accounts	12	$2,264.33	0	$0

Adam McCabe	Registered Investment Companies	2	$1,895.21	0	$0
	Pooled Investment Vehicles	11	$607.38	0	$0
	Other Accounts	12	$2,264.33	0	$0

Total assets are as of October 31, 2019 and have been translated .to U.S. dollars at a rate of £1.00 = $1.28.

The Advisers serve as investment managers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Advisers believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Advisers have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

The Advisers sometimes enter into agreements for performance-based fees with qualified clients. The existence of such a performance-based fee may create conflicts of interest in the allocation of management time, resources and investment opportunities between different strategies. Additionally, collecting performance-based fees may result in instances in which a portfolio manager concurrently manages accounts with different fee structures for the same strategy. This “side-by-side” active management of accounts by the Advisers may raise potential conflicts of interest.  To address such potential conflicts of interest, ASI has adopted procedures and policies designed to:

(1) Identify practices that may potentially favor actively managed accounts in which an Adviser has an ownership and/or a greater pecuniary interest over actively managed accounts in which an Adviser has no ownership and/or a lesser pecuniary interest; (2) prevent an Adviser and Covered Persons (as defined in the policies and procedures) from inappropriately favoring some clients over others; (3) detect potential violations of such policies and procedures; (4) provide a process to review requests for waivers; and (5) promptly resolve any actual violations detected.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Advisers or their affiliates.  Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Advisers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that they believe to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Advisers that the benefits achieved through economies of scale from the Advisers’ organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, ASI may utilize a third party service provider to deliver model portfolio recommendations and model changes. ASI seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each sponsor on a randomly generated rotation schedule.

ASI may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed ASI’s recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. ASI has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

In facilitating trades with unaffiliated brokers on behalf of our clients, each management team may use the resources of our Standard Life Aberdeen plc affiliates. These affiliates have entered into a global trading agreement pursuant to which professionals from each affiliate may help to facilitate trades on behalf of our clients with unaffiliated brokers. The use of advisory affiliates with respect to trading facilitation under the global trading agreement does not alter or change the entity making investment decisions for the client accounts  or the Advisers’ duty to seek best execution of trades.

(a)(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders.   ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen plc Shares, with an option to put up to 5% of the deferral into funds.  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator (KPI) scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Advisers may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Advisers do business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2019
Kenneth Akintewe	$0
Lin-Jing Leong	$0
Erlend Lochen	$0
Paul Lukaszewski	$0
Adam McCabe	$0

(b) Not applicable.

Item 9 —     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10 — Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2019, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -       Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13 -       Exhibits.

(a)(1)         Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)         Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)         Not applicable.

(a)(4)         Not applicable

(b)                        Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)                         A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), (c)(5) and (c)(6) as required by the terms of the Registrant’s SEC exemptive order.

(d)                        Proxy Voting Policy of Registrant.

(e)                         Investment Manager’s and Investment Adviser’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date:	January 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date:	January 9, 2020

By:	/s/Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Global Income Fund, Inc.

Date:	January 9, 2020

EXHIBIT LIST

13(a)(1) — Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

13(a)(2) — Rule 30a-2(a) Certifications

13(b) — Rule 30a-2(b) Certifications

13(c)(1), 13(c)(2), 13(c)(3), 13(c)(4), 13(c)(5)  and 13(c)(6) Distribution notice to stockholders

13(d) — Registrant’s Proxy Voting Policies

13(e) — Investment Manager’s and Investment Adviser’s Proxy Voting Policies